As filed with the Securities and Exchange Commission on February 18, 2005
                                                     1933 Act File No. 002-66294
                                                     1940 Act File No. 811-02981

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [ X]
                      Pre-Effective Amendment No. ___               [  ]
                      Post-Effective Amendment No. 25               [ X]

                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                             Amendment No. 25                       [ X ]

                    FIRST INVESTORS SPECIAL BOND FUND, INC.
               (Exact name of Registrant as specified in charter)

                                 95 Wall Street
                            New York, New York 10005
              (Address of Principal Executive Offices) (Zip Code)
      (Registrant's Telephone Number, Including Area Code): (212) 858-8000

                               Larry Lavoie, Esq.
                    First Investors Special Bond Fund, Inc.
                                 95 Wall Street
                            New York, New York 10005
                    (Name and Address of Agent for Service)

                                    Copy to:
                              Robert J. Zutz, Esq.
                  Kirkpatrick & Lockhart Nicholson Graham LLP
                         1800 Massachusetts Avenue, NW
                             Washington, D.C. 20036

It is proposed that this filing will become effective (check appropriate box)
         [   ]   immediately upon filing pursuant to paragraph (b)
         [   ]   on (date) pursuant to paragraph (b)
         [   ]   60 days after filing pursuant to paragraph (a)(1)
         [ X ]   on May 1, 2005 pursuant to paragraph (a)(1)
         [   ]   75 days after filing pursuant to paragraph (a)(2)
         [   ]   on (date)  pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
         [   ]   This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

                    FIRST INVESTORS SPECIAL BOND FUND, INC.

                       CONTENTS OF REGISTRATION STATEMENT

This registration document is comprised of the following:

         Cover Sheet

         Contents of Registration Statement

         Prospectus for First Investors Special Bond Fund, Inc.

         Statement of Additional Information Part I for First Investors Special Bond Fund, Inc.

         Combined Statement of Additional Information Part II for all First Investors Funds

         Part C - Other Information

         Signature Page

         Exhibits

[First Investors Logo]


      SPECIAL BOND FUND







      The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                   THE DATE OF THIS PROSPECTUS IS MAY 1, 2005.

                                    CONTENTS

INTRODUCTION...................................................................3

FEE TABLE......................................................................4

OVERVIEW.......................................................................5

THE FUND IN DETAIL.............................................................7

FUND MANAGEMENT................................................................9

BUYING AND SELLING SHARES......................................................9

[X] How and when does the Fund price its shares?...............................9
[X] How do I buy and sell shares?.............................................10
[X] What are the Fund's policies on frequent trading in the shares of the
    Fund?.....................................................................10
[X] What are the risks of frequent trading in the shares of the Fund?.........10

ACCOUNT POLICIES..............................................................11

[X] What about dividends and capital gain distributions?......................11
[X] What about taxes?.........................................................11

FINANCIAL HIGHLIGHTS..........................................................12

                                  INTRODUCTION

This prospectus describes the First Investors Fund that is used solely as the underlying investment option for variable annuity contracts offered by First Investors Life Insurance Company ("FIL") through First Investors Life Variable Annuity Fund A ("Separate Account A"). FIL is no longer offering new Separate Account A contracts for sale. This means that the only way you can invest in the Special Bond Fund is by means of an additional purchase payment for an existing contract.

For information or service concerning a contract, you can contact FIL in writing at 581 Main Street, Woodbridge, New Jersey 07095. You can also call FIL at 1-800-342-7963 between the hours of 9:00 A.M. and 5:00 P.M., Eastern Time, or fax FIL at 732-855-5935. You can also contact FIL through our Website at WWW.FIRSTINVESTORS.COM. You can also obtain, free of charge, a copy of the last Separate Account A prospectus (dated April 13, 2002).

This prospectus contains an "Overview" which provides a brief explanation of the Special Bond Fund's objectives, its principal strategies and principal risks, and how it has performed. The Fund description also contains a "Fund in Detail" section with more information on strategies and risks of the Fund.

FEE TABLE

The following table shows the fees and expenses for the Fund for the year ended December 31, 2004. You cannot invest directly in the Fund. Investments in the Fund can only be made through an existing variable annuity contract issued by FIL. The table below does not include the expenses you would incur in purchasing such a variable annuity contract, which are set forth in the applicable prospectus for such products.

---------------------------------------------------------------
                                                     Total
                                                    Annual
                                                     Fund
                        Management     Other       Operating
                           Fees       Expenses      Expenses
                                        (1)           (1)
---------------------------------------------------------------
Special Bond Fund          %            %             %
---------------------------------------------------------------

(1) The Fund has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Other Expenses and Total Annual Fund Operating Expenses. Including the expense offsets, the annual net expenses would be % for the Fund.

EXAMPLES

The examples below show the expenses associated with investing in the Fund. They assume that (1) you invest $10,000 for the periods shown; (2) this investment has a 5% return each year; and (3) the Fund's operating expenses remain the same. As previously indicated, you cannot invest directly in the Fund. Investments in the Fund can only be made through a variable annuity contract issued by FIL. The examples below do not include the expenses you would incur in purchasing such a variable annuity contract, which are set forth in the applicable prospectus for such products.

Although the actual costs may be higher or lower, under the assumptions of the examples the costs would be:


---------------------------------------------------------------------------
                                    ONE       THREE      FIVE        TEN
                                    YEAR      YEARS      YEARS       YEARS
---------------------------------------------------------------------------
If you redeem your shares:
---------------------------------------------------------------------------
Special Bond Fund                    $          $          $          $
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                                    ONE       THREE      FIVE        TEN
                                    YEAR      YEARS      YEARS       YEARS
---------------------------------------------------------------------------
If you do not redeem your shares:
---------------------------------------------------------------------------
Special Bond Fund                    $          $          $          $
---------------------------------------------------------------------------

                                SPECIAL BOND FUND

                                    OVERVIEW

OBJECTIVES:       The Fund primarily seeks high  current  income  without  undue risk  to  principal and, secondarily, seeks growth of capital.

PRINCIPAL
INVESTMENT
STRATEGIES:       The Fund  primarily  invests in high yield,  below  investment grade  corporate  bonds  (commonly  known as "high  yield"  or
                  "junk"  bonds).  These bonds  provide a higher level of income than investment grade bonds because they have a higher risk of default.  The Fund  seeks to reduce  the risk of a default  by selecting  bonds through careful credit research and analysis.
                  The  Fund   seeks  to  reduce  the  impact  of  a  default  by
                  diversifying  its  investments  among bonds of many  different companies and industries.  While the Fund invests primarily in domestic  companies,  it also invests in securities of issuers
                  domiciled  in  foreign   countries.   These   securities  will
                  generally  be  dollar-denominated  and traded in the U.S.  The
                  Fund seeks to achieve growth of capital by investing in high-yield bonds with stable to improving credit conditions.

                  The Fund may invest in derivative high yield securities, such as credit-linked securities, as a supplement to investing directly in individual high yield securities.

PRINCIPAL
RISKS:            There are several principal risks of investing in the Fund.

      [X] The value of the Fund's shares could decline as a result of a deterioration of the financial condition of an issuer of bonds owned by the Fund or as a result of a default by an issuer. This is known as credit risk. High yield bonds carry higher credit risks than investment grade bonds because the companies that issue them are not as strong financially as companies with investment grade credit ratings.

      [X] The value of the Fund's shares could decline if the entire high yield bond market were to decline, even if none of the Fund's bond holdings were at risk of a default. The high yield market can experience sharp declines at times as the result of a deterioration in the overall economy, declines in the stock market, a change of investor tolerance for risk, or other factors.

      [X] High yield bonds tend to be less liquid than other bonds, which means that they are more difficult to sell.

      [X] While high yield bonds are generally less interest rate sensitive than higher quality bonds, their values generally will decline when interest rates rise.

      [X] High yield bonds issued by foreign companies are subject to additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards and less stringent regulation of foreign markets.

      [X] Investments in derivative high yield securities can increase the volatility of the Fund's share price and expose the Fund to significant additional costs and potential investment losses.

           Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

                     AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                    HOW HAS THE SPECIAL BOND FUND PERFORMED?

The following information shows how the Fund's performance has varied from year to year and in comparison with a broad-based index. This gives you some indication of the risks of investing in the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund's shares over the past ten calendar years (or the life of the Fund, if less). The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract through which you invest. If they were included, the returns would be less than those shown.

                               SPECIAL BOND FUND

[Bar Chart Graphic Omitted]

This bar chart contains the following plot points:

20.76%  13.10%  10.94%  1.29%   6.24%   -6.57%   -0.01%   2.20%   28.31%     %

1995    1996    1997    1998    1999     2000     2001    2002    2003    2004


During the periods shown, the highest quarterly return was 8.02% (for the quarter ended June 30, 2003), and the lowest quarterly return was -5.84% (for the quarter ended September 30, 2001).

The following table shows the average annual total returns for the Fund's shares assuming reinvestment of dividends and other distributions, if any. The Fund sells its shares solely to the variable annuity subaccount at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract.


            AVERAGE ANNUAL TOTAL RETURNS
            (For the periods ended December 31, 2004)

            --------------------------------------------------------------
                                             1 YEAR   5 YEARS   10 YEARS
            --------------------------------------------------------------
            Special Bond Fund                  %        %          %
            --------------------------------------------------------------
            Credit Suisse First Boston         %        %          %
            High Yield Index (reflects
            no deduction for fees,
            expenses or taxes)
            --------------------------------------------------------------


                               THE FUND IN DETAIL

What are the Special Bond Fund's objectives, principal investment strategies and principal risks?

OBJECTIVES: The Fund primarily seeks high current income without undue risk to principal and, secondarily, seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGIES: Under normal circumstances, the Special Bond Fund will invest 80% of its net assets in high yield debt securities, commonly known as "junk bonds." The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund defines high yield debt securities to include fixed, variable or floating rate debt obligations
(including bonds, debentures, notes and preferred stock with mandatory redemption features) which are rated below Baa by Moody's Investors Service, Inc. ("Moody's") or below BBB by Standard & Poor's Ratings Group ("S&P") or which are unrated and deemed to be of comparable quality by the Fund's adviser. High yield bonds generally provide higher income than investment grade bonds to compensate investors for their higher risk of default (i.e., failure to make required interest or principal payments). High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment grade status, companies that have been downgraded because of financial problems, companies using debt rather than equity to fund capital investment or spending programs, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. The Fund's portfolio may include zero coupon bonds and pay in kind bonds. While the Fund invests primarily in domestic companies, it also invests in securities of issuers domiciled in foreign countries. These securities will generally be dollar-denominated and traded in the U.S.

The Fund may invest in derivative high yield securities, such as credit-linked securities, as a supplement to investing directly in individual high yield securities. Derivative securities are instruments that derive their value from other instruments, securities, or indices. Credit-linked securities are securities that derive their values from designated indexes or baskets of high yield securities. Under normal circumstances, the Fund will not invest more than 10% of its net assets in derivative securities.

The Fund seeks to reduce the risk of a default by selecting bonds through careful credit research and analysis. The Fund seeks to reduce the impact of a potential default by diversifying its investments among bonds of many different companies and industries. The Fund attempts to invest in bonds that have stable to improving credit quality that could appreciate in value because of a credit rating upgrade or an improvement in the outlook for a particular company, industry or the economy as a whole.

Although the Fund will consider ratings assigned by ratings agencies in selecting high yield bonds, it relies principally on its own research and investment analysis. The Fund considers a variety of factors, including the issuer's managerial strength, anticipated cash flow, debt maturity schedules, borrowing requirements, interest or dividend coverage, asset coverage and earnings prospects. The Fund will usually sell a bond when it shows
deteriorating   fundamentals   or  falls  short  of  the   portfolio   manager's
expectations.

Information on the Fund's recent strategies and holdings can be found in the most recent annual report and information concerning the Fund's policies and procedures with respect to disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the Special Bond Fund:

CREDIT RISK: This is the risk that an issuer of bonds will be unable to pay interest or principal when due. The prices of bonds are affected by the credit quality of the issuer. High yield bonds are subject to greater credit risk than higher quality bonds because the companies that issue them are not as financially strong as companies with investment grade ratings. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Such changes may weaken an issuer's ability to make payments of principal or interest, or cause an issuer of bonds to fail to make timely payments of interest or principal. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds. While credit ratings may be available to assist in evaluating an issuer's credit quality, they may not accurately predict an issuer's ability to make timely payments of principal and interest.

MARKET RISK: The entire junk bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market volatility, large sustained sales of junk bonds by major investors, high-profile defaults, or changes in the market's psychology. This degree of volatility in the high yield market is usually associated more with stocks than bonds. The prices of high yield bonds held by the Fund could therefore decline, regardless of the financial condition of the issuers of such bonds. Markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when prices generally go down, referred to as "bear" markets.

LIQUIDITY RISK: High yield bonds tend to be less liquid than higher quality bonds, meaning that it may be difficult to sell high yield bonds at a reasonable price, particularly if there is a deterioration in the economy or in the financial prospects of their issuers. As a result, the prices of high yield bonds may be subject to wide price fluctuations due to liquidity concerns.

INTEREST RATE RISK: The market value of a bond is affected by changes in interest rates. When interest rates rise, the market value of a bond declines, and when interest rates decline, the market value of a bond increases.
Generally, the longer the maturity and duration of a bond, the greater its sensitivity to interest rates.

FOREIGN INVESTMENT RISK: Foreign investments involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

DERIVATIVE SECURITIES RISK: Investments in derivative securities can increase the volatility of the Fund's share price and expose the Fund to significant additional costs and potential investment losses. Credit-linked securities may produce investment losses if the underlying index or basket of high yield securities performs poorly, if they do not perform in line with the index or basket of high yield securities, or if counter-parties are unable to satisfy their obligations. At times, it may be difficult to sell derivative securities due to the lack of an available trading market.

                                 FUND MANAGEMENT

First Investors Management Company, Inc. ("FIMCO" or "Adviser") is the investment adviser to the Fund. FIMCO has been the investment adviser to the First Investors Family of Funds since 1965. Its address is 95 Wall Street, New York, NY 10005. As of December 31, 2004, FIMCO served as investment adviser to 50 mutual funds or series of funds with total net assets of approximately $ billion. FIMCO supervises all aspects of the Fund's operations. For the fiscal year ended December 31, 2004, FIMCO received advisory fees, net of waiver (if any), of % of the Fund's average daily net assets.

Greg Miller and Richard T. Bourke serve as Co-Portfolio Managers of the Fund. Messrs. Miller and Bourke also serve as Co-Portfolio Managers of other First Investors Funds. Mr. Miller joined First Investors in 1991 as a securities analyst for the High Yield Department. Mr. Bourke joined First Investors in 1997 as an analyst.

                            BUYING AND SELLING SHARES

                  HOW AND WHEN DOES THE FUND PRICE ITS SHARES?

The share price (which is called "net asset value" or "NAV" per share) for the Fund is calculated as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) each day that the NYSE is open ("Business Day"). The NYSE is closed on most national holidays and Good Friday. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

To calculate the NAV, the Fund first values its assets, subtracts its liabilities, and divides the balance, called net assets, by the number of shares outstanding.

The investments of the Fund are generally valued based upon their last reported sale prices, market quotations, or estimates of value provided by a pricing service as of the close of trading on the NYSE (collectively, "current market values"). If current market values for investments are not readily available, are deemed to be unreliable, or do not appear to reflect significant events that have occurred prior to the close of trading on the NYSE, the investments may be valued at fair value prices as determined by the investment adviser of the Fund under procedures that have been approved by the Board of Directors/Trustees of the Fund.

The Fund may fair value a security  due to, among other  things,  the fact that:
(a) a pricing  service does not offer a current  market value for the  security;
(b) a current market value furnished by a pricing service is believed to be stale; or (c) the security is illiquid or does not trade frequently and its market value is therefore slow to react to information. In such cases, the Fund's investment adviser will price the security based upon its estimate of the security's market value using some or all of the following factors: the information that is available as of the close of trading on the NYSE, including issuer-specific news; bond market movements; or movements in similar securities.

In the event that a security is priced using fair value pricing, the Fund's value for that security is likely to be different than the security's last reported market sale price quotation. Moreover, fair value pricing is based upon opinions or predictions on how events or information may affect market prices. Thus, different investment advisers may, in good faith and using reasonable procedures, conclude that the same security has a different fair value. Finally, the use of fair value pricing for one or more securities held by the Fund could cause the Fund's net asset value to be materially different than if the Fund had employed market values in pricing its securities.

Debt obligations with maturities of 60 days or less are valued at amortized cost.

                          HOW DO I BUY AND SELL SHARES?

Investments in the Fund may only be made through additional purchase payments on Separate Account A variable annuity contracts issued previously by FIL. Purchase payments for variable annuity contracts, less applicable charges or expenses, are paid into Separate Account A, a unit investment trust. The Separate Account pools the proceeds to purchase shares of the Fund.

As stated in the Introduction, FIL is no longer offering new Separate Account A contracts. For information or service concerning a contract, you can contact FIL in writing at 581 Main Street, Woodbridge, New Jersey 07095. You can also call FIL at 1-800-342-7963 between the hours of 9:00 A.M. and 5:00 P.M., Eastern Time, or fax FIL at 732-855-5935. You can also contact FIL through our Website at www.firstinvestors.com. You can also obtain, free of charge, a copy of the last Separate Account A prospectus (dated April 13, 2002).

   WHAT ARE THE FUND'S POLICIES ON FREQUENT TRADING IN THE SHARES OF THE FUND?

The Fund is designed for long-term investment purposes and it is not intended to provide a vehicle for frequent trading. The Board of Directors/Trustees of the Fund has adopted policies and procedures to detect and prevent frequent trading in the shares of the Fund. These policies and procedures apply uniformly to all accounts. However, the ability of the Fund to detect and prevent frequent trading in certain accounts, such as omnibus accounts, is limited.

It is the policy of the Fund to decline to accept any new account that the Fund has reason to believe will be used for market timing purposes, based upon the amount invested, the Fund or Funds involved, and the background of the shareholder or broker-dealer involved. Alternatively, the Fund may allow such an account to be opened if it is provided with written assurances that the account will not be used for market timing.

It is the policy of the Fund to monitor activity in existing accounts to detect market-timing activity. The criteria used for monitoring differ depending upon the type of account involved. It is the policy of the Fund to reject, without any prior notice, any purchase or exchange transaction if the Fund believes that the transaction is part of a market timing strategy. The Fund also reserves the right to reject exchanges that in the Fund's view are excessive, even if the activity does not constitute market timing.

If the Fund rejects an exchange because it is believed to be part of a market timing strategy or otherwise, neither the redemption nor the purchase side of the exchange will be processed. Alternatively, the Fund may restrict exchange activity that is believed to be part of a market timing strategy or refuse to accept exchange requests via telephone, or any other electronic means.

        WHAT ARE THE RISKS OF FREQUENT TRADING IN THE SHARES OF THE FUND?

To the extent that the policies of the Fund are not successful in detecting and preventing frequent trading in the shares of the Fund, frequent trading may: (a) interfere with the efficient management of the Fund by, among other things, causing the Fund to hold extra cash or to sell securities to meet redemptions;
(b) increase portfolio turnover, brokerage expenses, and administrative costs; and (c) harm the performance of the Fund, particularly for long-term shareholders who do not engage in frequent trading.

The risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that high yield bonds generally trade infrequently and therefore their prices are slow to react to information. This could cause dilution in the value of the shares held by other shareholders.

                                ACCOUNT POLICIES

              WHAT ABOUT DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS?

Separate Account A, which owns the shares of the Fund, will receive all dividends and distributions. All dividends and distributions are then reinvested by the Separate Account in additional shares of the Fund.

To the extent that it has net investment income, the Fund will declare daily and pay, on a quarterly basis, dividends from net investment income. Any net realized capital gains will be declared and distributed on an annual basis, usually after the end of the Fund's fiscal year. The Fund may make an additional distribution in any year if necessary to avoid a Federal excise tax on certain undistributed income and capital gain.

                                WHAT ABOUT TAXES?

You will not be subject to taxes as the result of purchases or sales of Fund shares by Separate Account A, or Fund dividends, or distributions to the Separate Account. There are tax consequences associated with investing in the variable annuity contracts.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the years indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). The information has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request.


PER SHARE DATA                          2004       2003         2002        2001*         2000
                                        ----       ----         ----        -----         ----
Net Asset  Value,  Beginning of
Year...                                            $7.90        $8.53       $9.47        $11.37
                                                   -----        -----       -----        ------
Income from Investment
  Operations

Net investment income...............                 .76          .80         .90          1.08

Net realized and unrealized
  gain (loss) on
  investments...............                        1.41         (.62)       (.90)        (1.78)
                                                    ----         -----       -----        ------
  Total from Investment
  Operations...                                    $2.17          .18           -          (.70)
                                                   -----          ---          ---         -----
Less Distributions from
  Net investment income.............                 .78          .81         .94          1.20

Net Asset Value, End of Year......                 $9.29        $7.90       $8.53         $9.47
                                                   =====        =====       =====         =====
TOTAL RETURN (%)+.................                 28.31         2.20        (.01)        (6.57)
------------


RATIOS/SUPPLEMENTAL DATA
------------------------

Net Assets, End of Year (in
  thousands)                                      $22,188      $19,457     $22,058       $24,135

Ratios to Average Net Assets (%):
Expenses............................                 .93          .93         .90            .89

Net investment income...............                8.84         9.77        9.80          10.09

Portfolio Turnover Rate (%).........                  23           18          35             37

*  As required, effective January 1, 2001, the Fund began amortizing premiums on debt securities.  The per share data and ratios prior to 2001 have not been restated.  The cumulative effect of this accounting change had no impact on total net assets of the Fund.

 + The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.

[First Investors Logo]


      SPECIAL BOND FUND


For more information about the Fund, the following documents are available for free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:
These Reports include the portfolio holdings of the Fund as well as a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):
The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus.

To obtain free copies of the Reports and the SAI, or to request other information, contact the Fund at:

ADMINISTRATIVE DATA MANAGEMENT CORP.
581 MAIN STREET
WOODBRIDGE, NJ 07095-1198
TELEPHONE:  1-800-423-4026

You can review and copy Fund documents (including the Reports and the SAI) at the Public Reference Room of the SEC in Washington, D.C. You can also obtain copies of Fund documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or (ii) by electronic request at publicinfo@sec.gov. To find out more, call the SEC at 1-202-942-8090. Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR data-base on the SEC's Internet website at http://www.sec.gov.

                             (Investment Company Act File No. 811-2981)

                    FIRST INVESTORS SPECIAL BOND FUND, INC.

95 Wall Street
New York, N.Y.  10005
1-800-423-4026

                       STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2005

      This is a Statement of Additional Information ("SAI") for First Investors Special Bond Fund, Inc. ("Fund"), an open-end, diversified management investment company. Investments in the Fund are made through purchases of a variable annuity contract ("Contract") offered by First Investors Life Insurance Company ("First Investors Life"). Purchase payments for a Contract, net of certain expenses, are paid into First Investors Life Variable Annuity Fund A, a unit investment trust ("Separate Account A"). Separate Account A pools these proceeds to purchase shares of the Fund.

      This SAI is not a prospectus and it should be read in conjunction with the Fund's Prospectus dated May 1, 2005. The financial statements and reports of independent auditors contained in the annual report to shareholders are incorporated by reference. These Fund documents may be obtained free of cost from the Fund at the address or telephone number noted above.

      This SAI is divided into two parts - Part I and Part II. Part I contains information that is particular to the Fund that is described in this SAI, while
Part II contains information that generally applies to each of the Funds in the First Investors Family of Funds.


                   STATEMENT OF ADDITIONAL INFORMATION PART I
                                DATED MAY 1, 2005

      Part I contains information that is particular to the Fund that is described in this SAI.

                           TABLE OF CONTENTS - PART I
                           --------------------------
                                                                           Page

HISTORY AND CLASSIFICATION OF THE FUND.........................................2
INVESTMENT STRATEGIES, POLICIES AND RISKS......................................2
PORTFOLIO TURNOVER.............................................................2
MANAGEMENT OF THE FUND.........................................................2
ADVISORY AGREEMENT AND FEES....................................................6
ALLOCATION OF PORTFOLIO BROKERAGE..............................................7
TAXES..........................................................................7
BENEFICIAL OWNERSHIP INFORMATION...............................................7
FINANCIAL STATEMENTS...........................................................7
APPENDIX A INVESTMENT STRATEGIES.............................................A-1
APPENDIX B INVESTMENT POLICIES...............................................B-1

                     HISTORY AND CLASSIFICATION OF THE FUND

      The Special Bond Fund was incorporated in the State of Maryland on November 14, 1979. The Fund is authorized to issue 25 million shares of common stock, $1.00 par value per share. Shares of the Fund have equal dividend, voting, liquidation and redemption rights. The Fund is not required to hold annual shareholder meetings. The Board of Directors may, in its discretion, call a shareholder meeting. Furthermore, if requested to do so by the holders of at least 10% of the Fund's outstanding shares, the Board of Directors will call a special meeting of shareholders for any purpose, including the removal of Directors. The Fund is a diversified open-end management investment company.


                    INVESTMENT STRATEGIES, POLICIES AND RISKS

      The Fund's objectives, principal investment strategies and principal risks are described in the prospectus of the Fund. A summary of each of the investment strategies that are used by the Fund is set forth in Appendix A to Part I of this SAI. The Fund also has investment policies that limit or restrict its ability to engage in certain investment strategies. These policies are set forth in Appendix B to Part I of this SAI. Part II of this SAI provides more detailed descriptions of the investment strategies that may be used by the Fund and related risks.

                               PORTFOLIO TURNOVER

      For the fiscal years ended December 31, 2003 and 2004, the Fund's portfolio turnover rate was 23% and __%, respectively. Part II of this SAI provides additional information concerning portfolio turnover, including the methodology that is used to compute portfolio turnover rates.

                             MANAGEMENT OF THE FUND

      The First Investors Family of Funds share one common investment adviser, First Investors Management Co. ("FIMCO" or "Adviser"), and one common Board.
Part II of the SAI contains additional information concerning FIMCO, the responsibilities of the Board and any standing committees of the Board, the Code of Ethics that has been adopted by the Board, the investment advisory agreements of the Fund ("Advisory Agreement") and the material factors that were considered by the Board in approving the Advisory Agreement.

      Set forth below is information about the Directors, including information about their principal occupations (if any) during the past five years, their investments in the First Investors Funds, and their compensation as Directors. Information is also set forth concerning Fund Officers who are not Directors.

      The address of each Director and Officer listed below is c/o First Investors Legal Department, 95 Wall Street, New York, NY 10005.

                                                 DIRECTORS AND OFFICERS
                                                 ----------------------

-----------------------------------------------------------------------------------------------------------------------
                                                 DISINTERESTED DIRECTORS
-----------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                       POSITION(S) HELD                                 PORTFOLIOS         OTHER
                                       WITH FUND AND                                     IN FUND        TRUSTEESHIPS/
                                         LENGTH OF            PRINCIPAL OCCUPATION(S)    COMPLEX        DIRECTORSHIPS
NAME AND DATE OF BIRTH                   SERVICE*              DURING PAST 5 YEARS       OVERSEEN           HELD
-----------------------------------------------------------------------------------------------------------------------
Robert M. Grohol      1/16/1932         Director since           None/Retired               50              None
                                         6/30/2000
-----------------------------------------------------------------------------------------------------------------------
Rex R. Reed           3/19/1922         Director since           None/Retired               50              None
                                         3/31/1984
-----------------------------------------------------------------------------------------------------------------------
Herbert Rubinstein    6/14/1921         Director since           None/Retired               50              None
                                       inception of the
                                           Fund
-----------------------------------------------------------------------------------------------------------------------
James M. Srygley     10/17/1932         Director since       Owner of Hampton Properties    50              None
                                         1/19/1995            (real property management
                                                                    and investments)
-----------------------------------------------------------------------------------------------------------------------
Robert F. Wentworth   7/5/1929          Director since           None/Retired               50              None
                                         10/15/1992
-----------------------------------------------------------------------------------------------------------------------

* Each  Director  serves for an indefinite term with the Fund until his/her  successor is elected.  Each date indicates a Director's appointment/election to the Fund's Board.


-----------------------------------------------------------------------------------------------------------------------
                                                INTERESTED DIRECTORS
-----------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                       POSITION(S) HELD                                 PORTFOLIOS         OTHER
                                       WITH FUND AND                                     IN FUND        TRUSTEESHIPS/
                                         LENGTH OF            PRINCIPAL OCCUPATION(S)    COMPLEX        DIRECTORSHIPS
NAME AND DATE OF BIRTH                   SERVICE*              DURING PAST 5 YEARS       OVERSEEN           HELD
-----------------------------------------------------------------------------------------------------------------------
Kathryn S. Head      12/31/1955        President since      Vice President of First         50              None
                                       2001; Director       Investors Corporation,
                                     since 3/17/1994**      President of First Investors
                                                            Consolidated Corporation,
                                                            President of First Investors
                                                            Management Company, Inc.,
                                                            President of Administrative
                                                            Data Management Corp.,
                                                            Chairman of First Investors
                                                            Federal Savings Bank and
                                                            officer of other affiliated
                                                            companies. ***
-----------------------------------------------------------------------------------------------------------------------
John T. Sullivan      1/18/1932        Director since       Of Counsel of Hawkins,          50              None
                                     inception of the       Delafield & Wood; Director
                                         Fund **            and Chairman of Executive
                                                            Committee of First Investors
                                                            Corporation.
-----------------------------------------------------------------------------------------------------------------------

                                                           I-3

* Each Director serves for an indefinite term with the Fund until his/her successor is elected. Each date indicates a Director's appointment/election to the Fund's Board.

** Ms. Head is an Interested Director/Trustee because (a) she is an indirect owner of more than 5% of the voting stock of the Adviser and principal underwriter of the Funds, and (b) she is an officer, director and employee of the Adviser and principal underwriter of the Funds. Mr. Sullivan is an Interested Director/Trustee because he is a director and Chairman of the Executive Committee of First Investors Corporation and he indirectly owns securities issued by the Adviser and principal underwriter of the Funds.

*** Other affiliated companies consist of: First Investors Realty Company, Inc., First Investors Life Insurance Company, First Investors Leverage Corporation, Route 33 Realty Corporation, First Investors Credit Funding Corporation, N.A.K. Realty Corporation, Real Property Development Corporation, School Financial Management Services, Inc., First Investors Federal Savings Bank, First Investors Credit Corporation and First Investors Resources, Inc.

--------------------------------------------------------------------------------
                         OFFICERS WHO ARE NOT DIRECTORS
--------------------------------------------------------------------------------
                               POSITION(S) HELD WITH
                                 FUND AND LENGTH OF   PRINCIPAL OCCUPATION(S)
NAME AND DATE OF BIRTH                SERVICE*          DURING PAST 5 YEARS
--------------------------------------------------------------------------------
Joseph I. Benedek  8/2/1957    Treasurer since 1988   Treasurer and Principal
                                                      Accounting Officer of
                                                      First Investors Management
                                                      Company, Inc.
--------------------------------------------------------------------------------
* Each date indicates an Officer's appointment.


                  DIRECTOR OWNERSHIP OF FIRST INVESTORS FUNDS
                  -------------------------------------------
                            AS OF DECEMBER 31, 2004
                            -----------------------

--------------------------------------------------------------------------------
                            DISINTERESTED DIRECTORS
--------------------------------------------------------------------------------
                                                       AGGREGATE DOLLAR RANGE
                                                       OF EQUITY SECURITIES -
                                                      ALL REGISTERED INVESTMENT
                                  DOLLAR RANGE OF       COMPANIES OVERSEEN BY
                                 OWNERSHIP OF FUND   DIRECTOR IN FIRST INVESTORS
NAME                    FUND    COVERED BY THIS SAI        FAMILY OF FUNDS
--------------------------------------------------------------------------------
Robert M. Grohol                         $                        $
--------------------------------------------------------------------------------
Rex R. Reed                              $                        $
--------------------------------------------------------------------------------
Herbert Rubinstein                       $                        $
--------------------------------------------------------------------------------
James M. Srygley                         $                        $
--------------------------------------------------------------------------------
Robert F. Wentworth                      $                        $
--------------------------------------------------------------------------------
                              INTERESTED DIRECTORS
--------------------------------------------------------------------------------
                                                       AGGREGATE DOLLAR RANGE
                                                       OF EQUITY SECURITIES -
                                                      ALL REGISTERED INVESTMENT
                                  DOLLAR RANGE OF       COMPANIES OVERSEEN BY
                                 OWNERSHIP OF FUND   DIRECTOR IN FIRST INVESTORS
NAME                    FUND    COVERED BY THIS SAI        FAMILY OF FUNDS
--------------------------------------------------------------------------------
Glenn O. Head                            $                        $
--------------------------------------------------------------------------------
Kathryn S. Head                          $                        $
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Larry R. Lavoie                          $                        $
--------------------------------------------------------------------------------
John T. Sullivan                         $                        $
--------------------------------------------------------------------------------

As of April __, 2005, the Directors and Officers, as a group, owned less than 1% of shares of the Fund.

                            COMPENSATION OF DIRECTORS
                            -------------------------

      The following table lists compensation paid to the Directors of the Fund for the fiscal year ended December 31, 2004.

--------------------------------------------------------------------------------
                            DISINTERESTED DIRECTORS
--------------------------------------------------------------------------------
Name                            Aggregate          Total Compensation From
                              Compensation        First Investors Family of
                             From the Fund*        Funds Paid to Directors+
--------------------------------------------------------------------------------
Robert M. Grohol                          $                               $
--------------------------------------------------------------------------------
Rex R. Reed                               $                               $
--------------------------------------------------------------------------------
Herbert Rubinstein                        $                               $
--------------------------------------------------------------------------------
James M. Srygley                          $                               $
--------------------------------------------------------------------------------
Robert F. Wentworth                       $                               $
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              INTERESTED DIRECTORS
--------------------------------------------------------------------------------
Name                            Aggregate          Total Compensation From
                              Compensation        First Investors Family of
                             From the Fund*        Funds Paid to Directors+
--------------------------------------------------------------------------------
Glenn O. Head                             $                               $
--------------------------------------------------------------------------------
Kathryn S. Head                           $                               $
--------------------------------------------------------------------------------
Larry R. Lavoie                           $                               $
--------------------------------------------------------------------------------
John T. Sullivan                          $                               $
--------------------------------------------------------------------------------

* Compensation to officers and interested Directors of the Fund is paid by the Adviser.
+ The First Investors Family of Funds consists of 14 separate registered investment companies.


      No pension or retirement benefits are proposed to be paid under any existing plan to any Director by any Fund, any of its subsidiaries or any other investment companies in the First Investors Family of Funds.

                           ADVISORY AGREEMENT AND FEES

      Part II of this SAI describes the terms of the Fund's Advisory Agreement with FIMCO and the respective responsibilities of the Fund and FIMCO under the Advisory Agreement.

      Set forth below is the method for calculating the advisory fee paid by the Fund, the fee schedule for the Fund in tabular form, and the actual fees paid, fees waived, and expenses reimbursed for the past three fiscal years.

Under the Advisory Agreements, each Fund is obligated to pay the Adviser an annual fee, paid monthly, according to the following schedule:

Average Daily Net Assets                                            Annual Rate
------------------------                                            -----------

Up to $250 million...............................................      0.75%
In excess of $250 million up to $500 million.....................      0.72%
In excess of $500 million up to $750 million.....................      0.69%
Over $750 million................................................      0.66%

      For the fiscal years ended December 31, 2002, 2003 and 2004 the Fund paid the Adviser $153,491, $155,596 and $ __ respectively, in advisory fees. No advisory fees were waived and no expenses were reimbursed during the fiscal years ended December 31, 2002, 2003 and 2004.

                        ALLOCATION OF PORTFOLIO BROKERAGE

      Part II of this SAI describes the brokerage allocation policies of the First Investors Funds. Set forth below is information concerning the commissions paid by the Fund for the prior three fiscal years as well as any investments that they have made in their regular broker-dealers (or their parent companies) during the past fiscal year.

      For the fiscal years ended December 31, 2002, 2003 and 2004, the Fund paid $0, $866, and $__ respectively, in brokerage commissions. None of that amount was paid for research services.

                                      TAXES

      Information concerning the tax laws applicable to the Fund is set forth in
Part II of this SAI.

                        BENEFICIAL OWNERSHIP INFORMATION

      As of April __, 2005, First Investors Life Insurance Company owned of record or beneficially owned 100% of the outstanding shares of Special Bond Fund.

                              FINANCIAL STATEMENTS

Registrant incorporates by reference the financial statements and the report of independent auditors contained in the annual report to shareholders for the fiscal year ended December 31, 2004.

                                   APPENDIX A
                              INVESTMENT STRATEGIES

      The investment strategies used by the Fund, including strategies to invest in particular types of securities or financial instruments, are listed below. The investment strategies that the Fund currently uses or currently anticipates using are noted by a check ([X]) mark. The investment strategies that the Fund does not currently anticipate using is noted by a dash (-) mark. The Fund reserves the right to alter its investment strategies or to use other strategies to the extent permitted by its investment policies and applicable regulatory requirements. The investment policies of the Fund are set forth in its prospectus and Appendix B of this SAI. The investment strategies listed below, and their associated risks, are described in Part II of this SAI.

                                              [X] Fund uses     - Fund does not
                                               or currently         currently
                                             anticipates using  anticipate using
--------------------------------------------------------------------------------
DEBT SECURITIES                                     [X]
  COMMERCIAL PAPER AND OTHER SHORT-TERM
   INVESTMENTS                                      [X]
  CORPORATE BONDS AND NOTES                         [X]
  CONVERTIBLE DEBT SECURITIES                       [X]
  HIGH YIELD SECURITIES                             [X]
  MORTGAGE-BACKED SECURITIES                         -
  OTHER ASSET-BACKED SECURITIES                     [X]
  MUNICIPAL SECURITIES                               -
  U.S. GOVERNMENT SECURITIES                        [X]
  VARIABLE AND FLOATING RATE SECURITIES              -
  ZERO COUPON AND PAY-IN-KIND BONDS                 [X]
EQUITY SECURITIES                                   [X]
  COMMON STOCKS, PREFERRED STOCKS, AND
   WARRANTS                                         [X]
  SHARES OF OTHER INVESTMENT COMPANIES               -
  SHARES OF EXCHANGE TRADED FUNDS*                   -
  REAL ESTATE INVESTMENT TRUSTS                      -
FOREIGN SECURITIES EXPOSURE                         [X]
  DEPOSITORY RECEIPTS                                -
  FOREIGN SECURITIES TRADED IN THE U.S.             [X]
  FOREIGN SECURITIES TRADED IN FOREIGN
   MARKETS                                           -
  FOREIGN SECURITIES TRADED IN EMERGING
   MARKETS                                           -
DERIVATIVES                                         [X]
  CREDIT-LINKED SECURITIES                          [X]
  INVERSE FLOATERS                                   -
  INTEREST RATE SWAPS                                -
RESTRICTED AND ILLIQUID SECURITIES                  [X]
WHEN-ISSUED SECURITIES                               -
STAND-BY COMMITMENTS                                 -
OPTIONS                                              -
FUTURES                                              -
REPURCHASE AGREEMENTS                                -
TEMPORARY BORROWING                                 |X|
TEMPORARY DEFENSIVE INVESTMENTS                     |X|

* May invest only if the company is not organized as an Investment Company.

                                      I-A-1

                                   APPENDIX B
                               INVESTMENT POLICIES

      The following is a list of the investment policies of the Fund other than those policies that are set forth in the Fund's prospectus. The Fund's investment policies are designed to set limits on or prohibit the Fund from engaging in specified investment strategies. For a description of the investment strategies that the Fund actually uses or currently contemplates using, you should review the prospectus for the Fund and Appendix A of this SAI.

      The Fund's investment objective, as set forth in its prospectus, is a fundamental investment policy which may not be changed without the affirmative vote of a majority of the outstanding voting securities of that Fund as defined by the Investment Company Act of 1940, as amended ("1940 Act"). As defined by the 1940 Act, "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

      The Fund has adopted the investment policies that are set forth below. Unless identified as non-fundamental, these investment policies are fundamental policies, which may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. Non-fundamental policies may be changed by the Board of Directors of the Fund without shareholder approval. Except with respect to borrowing, or as otherwise expressly provided, changes in values of the Fund's assets will not cause a violation of the Fund's investment policies.

      The Fund will not:

      (1) Borrow money except from banks and only for temporary or emergency purposes and then in amounts not in excess of 5% of its total assets taken at cost or value, whichever is the lesser.

      (2) Make loans to other persons except that the Fund's Board of Directors may, on the request of broker-dealers or other institutional investors, which it deems qualified, authorize the Fund to lend securities for the purpose of covering short positions of the borrower, but only when the borrower pledges cash collateral to the Fund and agrees to maintain such collateral so that it amounts at all times to at least 100% of the value of the securities. Such security loans will not be made if as a result the aggregate of such loans exceeds 10% of the value of the Fund's total assets. The Fund may terminate such loans at any time and vote the proxies if a material event affecting the investment is to occur. The market risk applicable to any security loaned remains a risk of the Fund. The investment risk is that the borrower will fail financially when the collateral is in its possession. The borrower must add to collateral whenever the market value of the securities rises above the level of such collateral. The primary objective of such loaning function is to supplement the Fund's income through investment of the cash collateral in short-term interest bearing obligations. The purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan.

                                      I-B-1

     (3) With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     (4) Invest more than 5% of the value of its total assets in securities of issuers that have been in business for less than three years.

     (5)   Underwrite securities of other issuers.

     (6) Purchase or sell real estate or commodities or commodity contracts. However, the Fund may purchase interests in real estate investment trusts whose securities are registered under the Securities Act of 1933, as amended, and are readily marketable.

     (7) Invest in companies for the purpose of exercising control or management.

     (8) Invest in securities of other investment companies, except in connection with a merger of another investment company.

     (9)   Purchase any securities on margin or sell any securities short.

     (10) Purchase or retain securities of any issuer if any officer or director of the Fund or the Adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

     (11) Invest more than 25% of the value of its total assets in a particular industry at any one time.

     (12) Purchase or sell portfolio securities from or to the Adviser or any director or officer thereof or of the Fund, as principals.

     The Fund has adopted the following non-fundamental investment restrictions, which may be changed without shareholder approval:

     (1) The Fund will not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors, or the Fund's investment adviser acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for Section 4(2) commercial paper and securities eligible for resale without registration pursuant to Rule 144A under the Securities Act of 1933, as amended, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.

     (2) The Fund will not pledge, mortgage or hypothecate any of its assets, except that the Fund may pledge its assets to secure borrowings made in accordance with fundamental investment restriction (1) above, provided the Fund

                                     I-B-2
maintains asset coverage of at least 300% for all such borrowings.

     (3) The Fund may invest up to 10% of its net assets in securities issued on a when-issued or delayed delivery basis at the time the purchase is made.

     (4) The Fund may invest in debt securities issued by foreign governments and companies and in foreign currencies for the purpose of purchasing such securities. However, the Fund may not invest more than 5% of its total assets in debt securities issued by foreign governments and companies that are denominated in foreign currencies.

     (5) The Fund may invest up to 15% of its total assets in securities of companies that are in default or undergoing bankruptcy or reorganization.

     (6) The Fund may invest in credit-linked securities, provided that (1) the issuers of such securities are not registered as investment companies under the 1940 Act, (2) no more than 10% of the Fund's net assets is invested in credit-linked securities, and (3) the Fund does not purchase more than 3% of the outstanding voting securities issued by any company that would be an investment company, but for the exemption provided by Section 3(c)(7) of the 1940 Act.

                                     I-B-3

                  STATEMENT OF ADDITIONAL INFORMATION PART II

                               DATED MAY 1, 2005

Part II of this SAI describes policies and practices that apply to each of the Funds in the First Investors Family of Funds, except as otherwise indicated. The First Investors Family of Funds (or "First Investors Funds") consists of 14 registered investment companies: First Investors Cash Management Fund, Inc., First Investors Fund for Income, Inc., First Investors Global Fund, Inc., First Investors Government Fund, Inc., First Investors Insured Tax Exempt Fund, Inc., First Investors Life Series Fund, First Investors Multi-State Insured Tax Free Fund, First Investors New York Insured Tax Free Fund, Inc., First Investors Series Fund, First Investors Series Fund II, Inc., First Investors Special Bond Fund, Inc., First Investors Tax-Exempt Money Market Fund, Inc., First Investors U.S. Government Plus Fund and Executive Investors Trust. The term "Fund" as used herein includes each individual series of each series investment company, except as otherwise indicated.


                          PART II - TABLE OF CONTENTS
                          ---------------------------

DESCRIPTIONS OF INVESTMENT STRATEGIES AND RISKS................................2
I.     DEBT SECURITIES.........................................................2
II.    EQUITY SECURITIES.......................................................6
III.   FOREIGN SECURITIES EXPOSURE.............................................7
IV.    RESTRICTED AND ILLIQUID SECURITIES..................................... 9
V.     WHEN-ISSUED SECURITIES..................................................9
VI.    STANDBY COMMITMENTS.....................................................9
VII.   FUTURES AND OPTIONS....................................................10
VIII.  DERIVATIVES............................................................14
IX.    REPURCHASE AGREEMENTS..................................................15
X.     TEMPORARY BORROWING....................................................15
XI.    TEMPORARY DEFENSIVE INVESTMENTS........................................15
PORTFOLIO HOLDINGS INFORMATION POLICIES AND PROCEDURES........................16
PORTFOLIO TURNOVER............................................................17
MANAGEMENT OF THE FUNDS.......................................................17
RESPONSIBILITIES OF THE BOARD OF THE FUNDS....................................20
BOARD CONSIDERATION OF ADVISORY AGREEMENTS....................................21
UNDERWRITER AND DEALERS.......................................................22
DISTRIBUTION PLANS............................................................22
DETERMINATION OF NET ASSET VALUE..............................................24
ALLOCATION OF PORTFOLIO BROKERAGE.............................................25
PERFORMANCE INFORMATION AND ADVERTISING.......................................26
CREDIT RATINGS INFORMATION....................................................28
GENERAL INFORMATION...........................................................32
APPENDIX A TAXES.............................................................A-1

                DESCRIPTIONS OF INVESTMENT STRATEGIES AND RISKS

     The following are descriptions of investment strategies that are used by one or more of the Funds within the First Investors family of Funds, as well as the risks of those strategies. To determine which strategies are used by a particular First Investors Fund, you must review the prospectus and Appendices A and B of Part I of the SAI with respect to such Fund. The prospectus will identify the principal investment strategies of the Fund and the principal risks of those strategies. Appendix A contains schedules listing the investment strategies that may be used by each Fund covered by the SAI. Appendix B describes the investment policies that may limit or restrict the Fund's ability to use certain investment strategies. The references below to "Funds" or a "Fund" refer to those Funds that are authorized to invest in the described securities.

I.   DEBT SECURITIES.

     The Funds may invest in all of the debt securities described below. The market value of most debt securities is influenced by changes in the level of interest rates. Generally, as interest rates rise, the market value of a debt security decreases. Conversely, as interest rates fall, the market value of a debt security increases. This is referred to as interest rate risk. Factors which could result in a rise in interest rates, and a decrease in the market value of a debt security, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an expansion in the Federal budget deficit and an increase in the price of commodities such as oil.

     The market value of most debt securities is influenced by the credit risks associated with such security. Credit risk is the risk that an issuer may not be able to pay principal and interest when due. The debt securities that are purchased by the Funds may be rated investment grade, may be rated below investment grade or may be unrated. Debt obligations rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Ratings Group ("S&P") are considered investment grade. Bonds that are rated lower than Baa or BBB are considered below investment grade and are referred to as "High Yield Securities." In general, the lower the credit rating for a debt security, the higher the credit risk. As discussed below, High Yield Securities are speculative and generally involve a higher risk of loss of principal and income than higher-rated debt securities. Even debt obligations that are rated Baa by Moody's or BBB by S&P have speculative characteristics.

     A. COMMERCIAL PAPER AND OTHER SHORT-TERM INVESTMENTS. The Funds may invest in commercial paper (which are short-term promissory notes issued by corporations), commercial bank obligations (such as certificates of deposit and bankers acceptances), and short-term obligations issued by the U.S. government, its agencies, or instrumentalities. Commercial paper is generally sold without registration pursuant to exemptions under the Securities Act of 1933, such as
Section 3(a)(3) or 4(2). The commercial paper purchased by the Funds may be liquid or illiquid. See "Restricted and Illiquid Securities" for risks associated with investing in restricted and illiquid securities. The commercial paper purchased by the Funds may be rated or unrated. The commercial paper purchased by the Funds may also take the form of short term promissory notes that are backed by assets, such as credit card and other receivables. See "Other Asset-Backed Securities."

     B. CORPORATE BONDS AND NOTES. The Funds may invest in bonds and notes issued by corporations and other similar entities. Corporate bonds and notes generally have maturities of between one and thirty years. In general, the longer the maturity of a bond, the greater the interest rate risk. The corporate bonds and notes that may be purchased by the Funds may be convertible into equity securities. See "Convertible Debt Securities." The Funds may also invest in debt securities that are accompanied by warrants or rights that are convertible into the issuer's equity securities. The Funds may sell or retain such warrants or rights.

     C. CONVERTIBLE DEBT SECURITIES. The Funds may invest in convertible debt securities. A convertible debt security is generally a debt obligation that may be converted into the stock of the same or different issuer. The value of a convertible bond may be dependent in part on the value of the issuer's equity securities.

     D. HIGH YIELD SECURITIES. The Funds may invest in high yield, high risk securities also known as junk bonds ("High Yield Securities"), including securities of companies that are in default or undergoing bankruptcy or reorganization ("Distressed Securities). High yield securities include bonds that are rated below Baa by Moody's Investors Service, Inc., or below BBB by

Standard & Poor's Ratings Group as well as unrated bonds that are determined by the Funds to be of equivalent quality.

     Debt obligations, including convertible debt securities, rated lower than Baa by Moody's or BBB by S&P, are speculative and generally involve a higher risk of loss of principal and income than higher-rated debt securities. The prices of High Yield Securities tend to be more sensitive to adverse economic changes or individual corporate developments than those of higher quality bonds. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of High Yield Securities. A significant economic downturn or a substantial period of rising interest rates could severely affect the market for High Yield Securities. In these circumstances, issuers of High Yield Securities might have greater difficulty in making principal and interest payments, meeting projected business goals, and obtaining additional financing. Thus, there could be a higher incidence of default. This would affect the value of such securities. Further, if the issuer of a security owned by a Fund defaults, that Fund might incur additional expenses to seek recovery.

     The Funds could also incur a loss by investing in a High Yield Security due to an inaccurate evaluation of its credit risk. There is frequently less information available about issuers of High Yield Securities than is available concerning issuers of higher quality debt. Moreover, the credit ratings issued by credit rating services may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of High Yield Securities. Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security's market value.

     The market for High Yield Securities generally is thinner and less active than that for higher quality bonds, which may limit a Fund's ability to sell such securities at reasonable prices in response to changes in the economy or the financial markets. High Yield Securities are typically traded among a small number of broker-dealers. Purchasers of High Yield Securities tend to be institutions, rather than individuals, which is a factor that further limits the secondary market. A less active and thinner market for High Yield Securities than that available for higher quality securities may result in more difficulty in executing trades at favorable prices, particularly during unsettled market conditions.

     The ability of a Fund to value or sell High Yield Securities will be adversely affected to the extent that such securities are thinly traded or illiquid. During such periods, there may be less reliable objective information available and thus the task of valuing High Yield Securities becomes more difficult, with judgment playing a greater role. Further, adverse publicity about the economy or a particular issuer may adversely affect the public's perception of the value, and thus liquidity, of a High Yield Security, whether or not such perceptions are based on a fundamental analysis.

     If an issuer of a High Yield Security containing a redemption or call provision exercises either provision in a declining interest rate market, a Fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if a Fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. This could result in decreasing the assets to which Fund expenses could be allocated and in a reduced rate of return for that Fund.

     A High Yield Security may itself be convertible into or exchangeable for equity securities, or may carry with it the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security. To the extent permitted by a Fund's investment policies, securities received upon conversion or exercise of warrants and securities remaining upon the break-up of units or detachment of warrants may be retained to permit orderly disposition, to establish a long-term holding period for Federal income tax purposes, or to seek capital appreciation.

     E.  MORTGAGE-BACKED  SECURITIES.  The Funds may  invest in  mortgage-backed
securities,   including   collateralized   mortgage   obligations  and  mortgage
pass-through securities. These securities represent interests in pools of mortgage loans. The payments of principal and interest on the underlying loans pass through to investors. Although the underlying mortgage loans are for specified periods of time, such as fifteen to thirty years, the borrowers can, and typically do, repay them sooner. Thus, the security holders may receive prepayments of principal, in addition to the principal, which is part of the regular monthly payments.

     There are three types of interest rate related risks associated with mortgage-backed securities. The first is interest rate risk. The values of mortgage-backed securities will generally fluctuate inversely with interest rates. The second is prepayment risk. This is the risk that borrowers will repay their mortgages earlier than anticipated. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. Thus, in times of declining interest rates, some higher yielding mortgages might be repaid resulting in larger cash payments to the Fund, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities. The third is extension risk. When interest rates rise, prepayments often drop, which should extend the average maturity of the mortgage-backed security. This makes mortgage-backed securities more sensitive to interest rate changes.

     Mortgage-backed securities may also be subject to credit risk. Payment of principal and interest on most mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by U.S. Government agencies whose obligations are backed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association) or may be guaranteed by agencies or instrumentalities of the U.S. Government whose obligations are not backed by the full faith and credit of the U.S. Government (such as the Federal National Mortgage Association ("Fannie Mae") or the Federal Home Loan Mortgage Corporation ("Freddie Mac"). See "U.S. Government Securities." Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

     F. OTHER ASSET-BACKED SECURITIES. The Funds may invest in other forms of asset-backed securities i.e., in addition to asset-based commercial paper and mortgage-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card receivables, automobile loans, airplane leases, equipment leases, and other forms of receivables. These securities present certain risks in addition to those normally associated with debt securities. For instance, these securities may not have the benefit of any security interest in any collateral that could ensure payment of the receivable. For example, credit card receivables are generally unsecured. The obligors may also be entitled to the protection of a number of state and federal credit laws. Moreover, even if there are perfected security interests in the underlying collateral, there is the possibility that recoveries on repossessed collateral may not be sufficient to support payments on these securities.

     To lessen the effect of failures by obligors on underlying assets to make payments, asset-backed securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. Credit supports, if any, do not protect against fluctuation in the market values of asset-backed securities. Moreover, a credit support depends upon the financial ability of its issuer to honor the support.

     G. MUNICIPAL SECURITIES. Municipal securities are debt obligations issued by or on behalf of states, territories and possessions of the United States (such as Puerto Rico), the District of Columbia and their political subdivisions, agencies and instrumentalities. The two principal classifications of municipal securities are "general obligation" and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest. Revenue securities generally are payable only from revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a tax or other specific revenue source. The yields on municipal securities depend on, among other things, general bond market conditions, conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issuer.

     Generally, the values of municipal securities vary inversely to changes in interest rates. Municipal securities are also subject to credit risk, which is the risk that the obligor may not be able to repay the debt when due or in the case of a revenue security that the source of the revenue may not be sufficient. National, regional or state-wide economic developments may adversely affect the market value of municipal securities held by a Fund or the ability of particular obligors to make timely payments of debt service on those obligations. There is also the risk that some or all of the interest income that a Fund receives from municipal securities might become taxable or be determined to be taxable by the Internal Revenue Service ("IRS"), applicable state tax authorities, or a judicial body. Future court decisions or legislative actions may also affect the ability of the issuer of a municipal security to repay its obligations.

     H. U.S. GOVERNMENT SECURITIES. The Funds may invest in U.S. Government Securities. U.S. Government Securities include: (1) U.S. Treasury obligations (which differ only in their interest rates and maturities), (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government (such as securities issued by the FHA, GNMA, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the FHA and the Small Business Administration) and (3) securities that are guaranteed by agencies or instrumentalities of the U.S. Government but are not backed by the full faith and credit of the U.S. Government (such as the Fannie Mae, Freddie Mac or the Federal Home Loan Banks ("FHLBs")). These U.S. Government-sponsored entities, although chartered or sponsored by Congress, are not funded by Congressional appropriations and are not guaranteed nor insured by the U.S. Government. They are supported only by the credit of the issuing agency, instrumentality or corporation and the underlying mortgages backing the securities. The range of maturities of U.S. Government Securities is usually three months to thirty years. In general, the U.S. Government Securities tend to carry more interest rate risk than corporate bonds with similar maturities.

     The Funds may also invest in separated or divided U.S. Government Securities. These instruments represent a single interest, or principal, payment on a U.S. Government Security that has been separated from all the other interest payments as well as the security itself. When the Fund purchases such an instrument, it purchases the right to receive a single payment of a set sum at a known date in the future. The interest rate on such an instrument is determined by the price the Fund pays for the instrument when it purchases the instrument at a discount under what the instrument entitles the Fund to receive when the instrument matures. The amount of the discount the Fund will receive will depend upon the length of time to maturity of the separated U.S. Government Security and prevailing market interest rates when the separated U.S. Government Security is purchased. Separated U.S. Government Securities can be considered zero coupon investments because no payment is made to the Fund until maturity. The market values of these securities are much more susceptible to change in market interest rates than income-producing securities. See "Zero Coupon and Pay-In-Kind Securities." These securities are purchased with original issue discount and such discount is includable as gross income to a Fund shareholder over the life of the security.

     The Funds may also purchase certificates, not issued by the U.S. Treasury, which evidence ownership of future interest, principal or interest and principal payments on obligations issued by the U.S. Treasury. The actual U.S. Treasury securities will be held by a custodian on behalf of the certificate holder. These certificates are purchased with original issue discount and are subject to greater fluctuations in market value, based upon changes in market interest rates, than income-producing securities.

     I. VARIABLE RATE AND FLOATING RATE SECURITIES. The Funds may invest in variable rate and floating rate securities. Issuers of such notes include corporations, banks, broker-dealers, finance companies and issuers of municipal securities. Variable rate notes include master demand notes that are obligations permitting the holder to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations.

     The interest rate on a floating rate obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, there may be no established secondary market for these obligations and they may be illiquid. See "Restricted and Illiquid Securities" for the risks of illiquid securities. Where these obligations are not secured by letters of credit or other credit support arrangements, the right of a Fund to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies. The Funds will invest in obligations that are unrated only if they determine that, at the time of investment, the obligations are of comparable quality to the other obligations in which the Fund may invest. The Fund will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate obligations in the Fund's portfolio.

     J. ZERO COUPON AND PAY-IN-KIND SECURITIES. The Funds may invest in zero coupon and pay-in-kind securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities are those that pay "interest" through the issuance of additional securities. The market prices of zero coupon and pay-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned on zero coupon securities, and the "interest" on pay-in-kind securities received, each year must be accounted for by a Fund that holds such securities for purposes of determining the amount it must distribute that year to continue to qualify for tax treatment as a regulated investment company. Thus, a Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from a Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. A Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.

II.  EQUITY SECURITIES

     A. COMMON STOCKS, PREFERRED STOCKS, AND WARRANTS. The Funds may invest in equity securities, including common stocks, preferred stocks, rights, warrants that are convertible into common stocks. Equity securities are subject to market risk. This means that they may decline in value over short or even extended periods not only because of company-specific developments, but also due to an economic downturn, a change in interest rates, or a change in investor sentiment. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. The Funds may invest in equity securities of foreign companies directly or through depository receipts. Investments in the stocks of foreign companies involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets. See "Foreign Securities Exposure" for the additional information on the associated strategies and risks. The Funds may also invest in common stocks or other equity securities issued by newer and less seasoned companies with small to medium market capitalizations. Securities issued by such companies present greater risks than securities which are issued by larger, more established companies.

     B. SHARES OF OTHER INVESTMENT COMPANIES. The Funds may invest in the shares of other investment companies, including Exchange Traded Funds ("ETFs") that are registered as investment companies. Investments in the shares of other investment companies or ETFs carry all of the same risks that are associated with direct investments in the securities that are owned by such companies. See "Shares of Exchange Traded Funds." Investments in the shares of other investment companies or ETFs also expose a Fund to additional expenses. A Fund that invests in an investment company or an ETF will bear a proportionate share of the fees, including investment advisory and administrative fees, that are paid by such investment company or ETF.

     C. SHARES OF EXCHANGE-TRADED FUNDS. ETFs essentially are baskets of stocks that are listed on an exchange and trade like individual stocks. ETFs typically seek to replicate selected indices. The value of an ETF is usually determined by demand for the underlying securities themselves. Although the value of an ETF is related to the ETF's underlying portfolio assets, shares of ETFs (like shares of closed-end investment companies) can trade at a discount to net asset value. In addition, a failure to maintain the exchange listing of an ETF's shares and substantial market or other disturbances could adversely affect the value of such securities.

     ETFs may or may not be registered as investment companies depending upon how they are organized. ETFs that are organized as unit investment trusts are registered under the 1940 Act as investment companies. Examples of such ETFs include iShares (formerly called World Equity Benchmark Shares or WEBS) and Standard & Poor's Depository Receipts ("SPDRs"). ETFs that are organized as grantor trusts, such as Holding Company Depository Receipts ("HOLDRs"), generally are not required to register as investment companies under the 1940 Act. Investments in ETFs, whether or not registered or not registered as investment companies, expose the Funds to additional fees.

     D. REAL ESTATE INVESTMENT TRUSTS. The Funds may invest in stocks of real estate investment trusts ("REITs"). Equity REITS invest in income-producing real estate. They produce income from rental and lease payments as well as occasional sales of property. Mortgage REITs make construction, development, and long-term mortgage loans. They produce income from repayment of the loans and sales of the loan obligations. REITs may invest in both real estate and real estate loans.

     Unlike most corporations, REITs do not have to pay federal income tax if they meet certain Internal Revenue Code requirements. To qualify, a REIT must distribute to its shareholders for each taxable year at least 90% of its taxable income and must derive at least 75% of its gross income from rents, mortgages, and sales of property. REITs generally offer investors greater liquidity and diversification than direct ownership of real estate, as well as greater income potential than an investment in common stocks.

     REITs are subject to real estate industry risk. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country as well as different regions, and the strength of specific industries that rent properties. Ultimately, an individual REIT's performance depends on the types and locations for the properties it owns and on how well the REIT manages its properties. For instance, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failures to pay rent, or incompetent management. Property values could decrease because of overbuilding in the area, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Loss of federal tax status as a REIT may also affect an individual REIT's performance.

     REITs are also subject to interest rate risk. REIT stock prices overall will decline over short or even long periods because of rising interest rates. In general, during periods of high interest rate risks, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments. Higher interest rates also mean that financing for real estate purchases and improvements may be more costly and difficult to obtain.

     REITs tend to be small or medium-size companies. Because small and mid-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuation than the stocks of larger companies. See "Restricted and Illiquid Securities" for the risks of illiquid securities.

III. FOREIGN SECURITIES EXPOSURE

     The Funds may invest in securities issued by foreign companies or governmental authorities either directly or through depository receipts or Exchange Traded Funds ("ETFs") (generally "foreign securities"). Investing in foreign securities involves more risk than investing in U.S. securities. Changes in the value of foreign currencies can significantly affect the value of a foreign security held by a Fund, irrespective of developments relating to the issuer. In addition, the values of foreign securities may be affected by changes in exchange control regulations and fluctuations in the relative rates of exchange between the currencies of different nations, as well as by economic and political developments. Other risks involved in investing in foreign securities include the following: there may be less publicly available information about foreign companies comparable to the reports and ratings that are published about companies in the United States; foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies; some foreign stock markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies; there may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of a Fund held in foreign countries. Investments in foreign government debt obligations also involve special risks. The issuer of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and a Fund may have limited legal resources in the event of default. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance.

     A.  DEPOSITORY  RECEIPTS.  The Funds may  invest  in  securities  issued by foreign companies through American Depository Receipts ("ADRs") or Global Depository Receipts ("GDRs"). ADRs typically are issued by a U.S. bank or trust company and evidence ownership of the underlying securities of foreign issuers. Generally, ADRs are denominated in U.S. dollars and are designed for use in the U.S. securities markets. Thus, these securities are not denominated in the same currency as the underlying securities into which they may be converted. ADRs are not considered by the Funds to be foreign securities for purpose of any investment restrictions on investments in foreign securities. ADRs are, however, subject to many of the risks inherent in investing in foreign securities, including but not limited to currency fluctuations, political instability, government regulation, unfavorable political or legal developments, and differences in financial reporting standards. ADRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security. Holders of unsponsored depository receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

     GDRs are issued globally and evidence a similar ownership arrangement to ADRs. Generally, GDRs are not denominated in U.S. dollars and are designed for trading in non-U.S. securities markets. Unlike ADRs, GDRs are typically denominated in foreign currencies. They may not, however, be denominated in the same currency as the underlying securities into which they may be converted. As with ADRs, the issuers of the securities underlying unsponsored GDRs are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the GDRs. GDRs also involve the risks of other investments in foreign securities. For purposes of any investment restrictions on investments in foreign securities, GDRs are considered to be foreign securities.

     B. FOREIGN SECURITIES TRADED IN THE U.S. The Funds may invest directly in foreign equity or debt securities that are traded in the U.S. Such securities are generally denominated in U.S. dollars. They also may be issued originally in the United States. For example, some foreign companies raise capital by selling dollar-denominated bonds to institutional investors in the U.S. ("Yankee Bonds"). Such bonds have all of the risks associated with foreign securities traded in foreign markets, except for the risks of foreign securities markets. There may be a thin trading market for foreign securities that are traded in the U.S., and in some cases such securities may be illiquid, since such securities may be restricted and traded principally among institutional investors. See "Restricted and Illiquid Securities" for the risks of illiquid securities. To the extent that dollar-denominated foreign stocks and bonds are traded in the U.S. securities markets, the Funds do not consider them to be foreign securities for purposes of investment policies restricting investments on such securities.

     C. FOREIGN SECURITIES TRADED IN FOREIGN MARKETS. The Funds may invest in foreign securities that are traded in foreign securities markets. In addition to the general risks of foreign investments discussed above, securities that are traded in foreign markets present special risks, including higher brokerage costs, potentially thinner trading markets, extended settlement periods and the risks of holding securities with foreign subcustodians and securities depositories. When the Funds are investing in securities that are denominated in foreign currencies, they may also sell securities denominated in foreign currencies and retain the proceeds in those foreign currencies to use at a future date (to purchase other securities denominated in those currencies) or buy foreign currencies outright to purchase securities denominated in those foreign currencies at a future date.

     D. FOREIGN SECURITIES TRADED IN EMERGING MARKETS. The Funds may invest in the securities of issuers in less developed foreign countries including countries whose economies or securities markets are not yet highly developed.
There are special risks associated with investing in emerging markets in addition to those described above in "Foreign Securities Traded in Foreign Markets." These special risks include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures.

IV.  RESTRICTED AND ILLIQUID SECURITIES

     The Funds may invest in restricted and illiquid securities. Restricted securities are securities that are subject to legal restrictions on resale, such as securities that have been issued in private transactions without registration under the Securities Act of 1933 ("1933 Act"). Restricted securities that have been sold without registration in private transactions generally can be resold only to other qualified institutionally buyers under exemptions from registration under the 1993 Act, such as Rule 144A, or in subsequent registered offerings. The Funds may register restricted securities for resale. The registration of securities for resale involves costs and the Funds generally must rely on the issuers to provide accurate financial and other information in the registration statement and other regulatory filings for such securities.

     Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. The Funds consider restricted securities to be illiquid unless their adviser or subadviser determines that such securities are liquid under policies and procedures that have been approved by the Board of Directors or Trustees of the Funds. The Funds also consider repurchase agreements with maturities in excess of seven days and OTC options and their underlying collateral to be illiquid securities.

     It may be difficult or impossible for the Funds to resell restricted or illiquid securities. As a result, the Funds could suffer losses by investing in such securities. It may also be difficult to value such securities. The Funds could also incur costs (such as registration fees) to resell restricted securities.

V.   WHEN-ISSUED SECURITIES

     The Funds may invest in securities issued on a when-issued or delayed delivery basis at the time the purchase is made. A Fund generally would not pay for such securities or start earning interest on them until they are issued or received. However, when a Fund purchases debt obligations on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased by a Fund on a when-issued basis may result in such Fund incurring a loss or missing an opportunity to make an alternative investment. When a Fund enters into a commitment to purchase securities on a when-issued basis, it establishes a separate account on its books and records or with its custodian consisting of cash or liquid high-grade debt securities equal to the amount of the Fund's commitment, which are valued at their fair market value. If on any day the market value of this segregated account falls below the value of the Fund's commitment, the Fund will be required to deposit additional cash or qualified securities into the account until the value of the account is equal to the value of the Fund's commitment. When the securities to be purchased are issued, the Fund will pay for the securities from available cash, the sale of securities in the segregated account, sales of other securities and, if necessary, from the sale of the when-issued securities themselves although this is not ordinarily expected. Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher than the rate to be received on the securities a Fund is committed to purchase. Sale of securities in the segregated account or sale of the when-issued securities may cause the realization of a capital gain or loss.

VI.  STANDBY COMMITMENTS

     The Funds may acquire standby commitments from banks with respect to securities held by the Funds. Under a standby commitment, a bank agrees to buy a particular security from a Fund at a specified price at the fund's option. A standby commitment is similar to a put option for a particular security in a Fund's portfolio. Standby commitments acquired by a Fund are not added to the computation of that Fund's net asset value. Standby commitments are subject to certain risk, including the issuer's ability to pay for a security when a Fund decides to sell the security for which it is issued and the lack of familiarity with standby commitments in the marketplace. A Fund's ability to exercise their rights under a standby commitment is unconditional, without any limitation whatsoever, and non-transferable. The Fund, however, is permitted to sell a security covered by a standby commitment at any time and to any person.

     The Fund may pay a consideration to a bank for the issuance of a standby commitment if necessary and advisable. Such a consideration may take the form of either a payment in cash, or the payment of a higher price for security covered by such a commitment. The effect of the payment of such consideration is to reduce the yield to maturity for the security so covered. Standby commitments acquired by the Fund are not added to the computation of the Fund's net asset value and are valued at zero. When the Fund pays a consideration for the issuance of a standby commitment, the cost is treated as unrealized depreciation for the time it is held by the Fund. The dollar-weighted average maturity calculation for the Fund is not affected by standby commitments.

VII. FUTURES AND OPTIONS

     The Funds may use financial futures, options or forward currency contracts as part of their investment strategies. The Funds may use stock index futures contracts and options thereon in anticipation of a significant market or market sector advance. The purchase of a stock index futures contract affords a hedge against not participating in such advance at a time when the Fund is not fully invested. Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual stocks, which may then be purchased in an orderly fashion. Further, stock index futures contracts and call options thereon may be purchased to maintain a desired percentage of a Fund invested in stocks in the event of a large cash flow into the Fund, or to generate additional income from cash held by the Fund. Stock index futures and options thereon may also be used to adjust country exposure.

     The Funds may also use forward currency contracts to hedge cash positions during the settlement of transactions involving individual foreign securities and in between such transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, a Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates.

     The Funds may write (sell) covered call options on individual securities when they do not believe that the prices of these securities will increase above the strike prices of the options during the terms of the options. When a Fund writes a covered call option, the Fund is attempting to increase the income it receives by holding the underlying security. However, it also limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.

     The main risks associated with using these instruments are discussed below. A Fund might not employ any of the strategies described below for a variety of reasons including the fact that a particular futures or options strategy may be too costly to benefit the Fund. Moreover, there can be no assurance that any strategy will succeed. Use of these instruments is subject to the applicable regulations of the Securities and Exchange Commission ("SEC"), the several options and futures exchanges upon which options and futures contracts are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, a Fund's ability to use these instruments may be limited by tax considerations.

     To the extent that a Fund participates in the options or futures markets, it will incur investment risks and transaction costs to which it would not be subject absent the use of these strategies. The use of these strategies involves certain special risks, including (1) dependence on the Adviser's or Subadviser's, as applicable, ability to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of options, futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (4) the possible absence of a liquid secondary market for any particular instrument at any time. If the Adviser's or a Subadviser's, as applicable, prediction of movements in the direction of the securities and interest rate markets is inaccurate, the adverse consequences to that Fund may leave it in a worse position than if such strategies were not used.

     No price is paid upon entering into futures contracts. Instead, upon entering into a futures contract, the Funds are required to deposit with their custodian in a segregated account in the name of the futures broker through which the transaction is effected an amount of cash, U.S. Government securities or other liquid, high-grade debt instruments generally equal to 3%-5% or less of the contract value. This amount is known as "initial margin." When writing a call or put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Initial margin on futures contracts is in the nature of a performance bond or good-faith deposit that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of a Fund's obligation to or from a clearing organization. A Fund is also obligated to make initial and variation margin payments when it writes options on futures contracts.

     Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, by selling or purchasing, respectively, a futures position or options position with the same terms as the position or option purchased or sold. Positions in futures contracts and options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures or options.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for a Fund to close a position and, in the event of adverse price movements, a Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, in the event futures contracts have been used to hedge portfolio securities, such securities generally will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

     Successful use by a Fund of futures contracts and related options will in part depend upon the Adviser's or Subadviser's, as applicable, ability to predict movements in the direction of the overall securities, currency and interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities. There is, in addition, the risk that the movements in the price of the futures contract or related option will not correlate with the movements in prices of the underlying instruments or currencies. In addition, if a Fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect the rising market. Consequently, a Fund may need to sell assets at a time when such sales are disadvantageous to the Fund. If the price of the futures contract or related option moves more than the price of the underlying instruments or currencies, a Fund will experience either a loss or a gain on the futures contract or related option that may or may not be completely offset by movement in the price of the instruments or currencies that are the subject of the hedge.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures or related option position and the securities or currencies being hedged, movements in the prices of futures contracts and related options may not correlate perfectly with movements in the prices of the hedged securities or currencies because of price distortions in the futures market. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts and related options over the short term.

     Positions in futures contracts and related options may be closed out only on the exchange or board of trade that provides a secondary market for such futures contracts or related options. Although a Fund may intend to purchase or sell futures contracts and related options only on the exchanges or boards of trade where there appears to be a liquid secondary market for such futures and related options, there is no assurance that such a market will exist for any particular contract or option at any particular time. In such event, it may not be possible to close a futures or option position and, in the event of adverse price movements, a Fund would continue to be required to make variation margin payments.

     Options on futures contracts have a limited life. The ability to establish and close out options on futures will be subject to the maintenance of liquid secondary markets on the relevant exchanges or boards of trade.

     Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on a futures contract, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when a Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying stock index or the value of securities or currencies being hedged.

     A Fund's activities in the futures and related options markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions; however, a Fund also may save on commissions by using futures and related options as a hedge rather than buying or selling individual securities or currencies in anticipation or as a result of market movements.

     Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. Further, settlement of a foreign currency futures contract may occur within the country issuing the underlying currency. In that case, a Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and may be required to pay any fees, taxes or charges associated with such delivery that are assessed in the issuing country.

     A Fund may not write options or purchase or sell futures or forward contracts unless it owns either (1) an offsetting ("covered") position in securities, or other options or futures or forward contracts or (2) cash and liquid securities with a value sufficient at all times to cover its potential obligations. A Fund must comply with guidelines established by the SEC with respect to coverage of such instruments by mutual funds and, if required, will set aside cash and liquid securities in a segregated account with its custodian in the prescribed amount. Securities or other options, futures or forward contract positions used for cover and securities held in a segregated account cannot be sold or closed out while the strategy is outstanding unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management and decrease a Fund's liquidity.

     A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Fund wishes to terminate its obligation under a call option it has written, a Fund may purchase a call option of the same series (that is, a call option identical in its terms to the call option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right under a call or put option it has purchased, a Fund may write an option of the same series, as the option held; this is known as a closing sale transaction. Closing transactions essentially permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option.

     The value of an option position will reflect, among other things, the current market price of the underlying security, currency or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, currency or index and general market conditions. For this reason, the successful use of options depends upon the Adviser's or the Subadviser's ability to forecast the direction of price fluctuations in the underlying securities or, in the case of index options, fluctuations in the market sector represented by the index selected.

     Unless an option purchased by a Fund is exercised or unless a closing transaction is affected with respect to that position, a loss will be realized in the amount of the premium paid and any transaction costs.

     A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for any particular option at any particular time. Closing transactions may be affected with respect to options traded in the over-the-counter ("OTC") markets (currently the primary markets for options on debt securities) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. There can be no assurance that a Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the opposite party, a Fund may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that a Fund would have to exercise those options that it has purchased in order to realize any profit. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to it. For example, because a Fund must maintain a covered position or segregate assets with respect to any call option it writes, a Fund may not sell the underlying assets used to cover an option during the period it is obligated under the option unless it substitutes other acceptable securities. This requirement may impair a Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

     Index options are settled exclusively in cash. If a Fund purchases an option on an index, the option is settled based on the closing value of the index on the exercise date. Thus, a holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. For example, in the case of a call option, if such a change causes the closing index value to fall below the exercise price of the option on the index, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option.

     A Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs; however, a Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

     The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market and bear the expense of such purchase if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward currency contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transactions costs.

     At or before the maturity date of a forward contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract. There can be no assurance that the Fund will be able to enter into new or offsetting forward currency contracts. Forward currency contracts also involve a risk that the other party to the contract may fail to deliver currency or pay for currency when due, which could result in substantial losses to a Fund. The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved.

VIII. DERIVATIVES

     The Funds may invest in derivatives, including credit-linked securities, inverse floaters and interest rate swaps. Derivative securities are instruments that derive their value from other financial instruments, securities, or indices.

     A. CREDIT-LINKED SECURITIES. Credit-linked securities are securities whose performance is linked to the performance of a designated basket or index of high yield securities. Credit-linked securities are typically issued by trust or a similar entity, which invests in a designated basket of high yield securities or in swap agreements or securities lending agreements that are based upon a designated basket or index of high yield securities. Investments in credit-linked securities can be an efficient means of managing the cash position of a Fund.

The risks associated with investing in credit-linked securities include the following:

   1. MARKET RISK. The values of credit-linked securities will generally rise or fall in response to the changes in the market values of the designated basket or index of high yield securities.

   2. CREDIT RISK AND INTEREST RATE RISK. The credit risk and interest rate risk associated with an investment in a credit-linked security are generally equivalent to the credit risk and interest rate risk associated with direct investments in the actual securities in the underlying designated basket or index of high yield securities.

   3. COUNTER-PARTY RISK. This is the risk that the counter-party to a swap or securities lending agreement will be unable to honor its commitments under the agreement.

   4. LIQUIDITY RISK. Credit-linked securities are typically not registered for public trading under the Securities Act of 1933 and are therefore considered restricted securities. At times, it may be difficult to sell credit-linked securities due to the lack of an available trading market. See, Section IV "Restricted and Illiquid Securities" for the risks of illiquid securities.

   5. BASIS RISK. This is the risk that the performance of credit-linked securities may not correspond with the performance of the underlying designated basket or index of high yield securities.

     For these reasons, there is no guarantee that the strategy of investing in credit-linked securities will be successful and a Fund could lose money by investing in them.

     B. INVERSE FLOATERS. Inverse floaters are securities on which the rate of interest varies inversely with interest rates on other securities or the value of an index. For example, an inverse floating rate security may pay interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. The secondary market for inverse floaters may be limited and they may be illiquid. See "Restricted and Illiquid Securities" for the risks of illiquid securities. The market values of such securities generally are more volatile than the market values of ordinary fixed rate obligations. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.

     C. INTEREST RATE SWAPS. Interest rate swap transactions are agreements between two parties to exchange interest payments on a designated amount of two different securities for a designated period of time. For example, two parties may agree to exchange interest payments on variable and fixed rate instruments. The Funds may enter into interest rate swap transactions to preserve a return or spread on a particular investment or a portion of its bond portfolio.

     The Funds will usually enter into swaps on a net basis, i.e., the two payment streams will be netted out in a cash settlement on the payment date or on dates specified in the investment. A Fund's obligations under a swap agreement will be accrued on a daily basis (offset against any amounts owing to the Fund), and appropriate Fund assets having an aggregate net asset value at least equal to the accrued but unpaid net amounts owed to a swap counter-party will be generally maintained in a segregated account. A Fund also will establish and maintain such segregated accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Because segregated accounts will be established with respect to such transactions, the Funds do not treat swap transactions as constituting senior securities. Accordingly, the Funds will not treat them as being subject to the Funds' borrowing restrictions.

     The Funds will enter into interest rate swap transactions only with banks and recognized securities dealers or their respective affiliates believed to present minimal credit risk in accordance with guidelines established by each Fund's Board. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive. If there is a default by the counter-party, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

     The swap market has grown significantly in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

     The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a Fund were incorrect in its forecasts of interest rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

IX.  REPURCHASE AGREEMENTS

     The Funds may invest in repurchase agreements. A repurchase agreement is essentially a short-term collateralized loan. The lender (a Fund) agrees to purchase a security from a borrower (typically a broker-dealer) at a specified price. The borrower simultaneously agrees to repurchase that same security at a higher price on a future date. The difference between the purchase price and the repurchase price effectively constitutes the payment of interest. In a standard repurchase agreement, the securities, which serve as collateral, are transferred to a Fund's custodian bank. In a "tri-party" repurchase agreement, these securities would be held by a different bank for the benefit of the Fund as buyer and the broker-dealer as seller. In a "quad-party" repurchase agreement, the Fund's custodian bank also is made a party to the agreement. Each Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in government securities. The period of these repurchase agreements will usually be short, from overnight to one week. The securities, which are subject to repurchase agreements, however, may have long maturities. Each Fund will always receive, as collateral, securities whose market value, including accrued interest, will at all times be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited.

X.   TEMPORARY BORROWING

     The Funds may borrow for temporary or emergency purposes in amounts not exceeding their investment policies. Borrowing increases the risks of investing by increasing leverage and accentuating potential losses.

XI.  TEMPORARY DEFENSIVE INVESTMENTS

     From time to time, the Funds may take temporary defensive positions in reaction to unusual market conditions, anticipated redemptions, or other events. At such times, the Funds may invest large portions of their portfolios in cash (including foreign currency) or cash equivalents such as commercial paper and short-term debt instruments. For a description of commercial paper and other short-debt instruments, see "Commercial Paper and Other Short-Term Investments." When the Funds are taking temporary defensive positions, they may not achieve their investment objectives and they could suffer losses. For information concerning the risks of investing in commercial paper, other short-term debt instruments, and foreign currency, see "Debt Securities", "Commercial Paper and Other Short-Term Investments", and "Foreign Securities Exposure."

             PORTFOLIO HOLDINGS INFORMATION POLICIES AND PROCEDURES

     In accordance with SEC regulatory requirements, each First Investors Fund files a complete schedule of its portfolio holdings with the SEC on a quarterly basis on Forms N-CSR and N-Q. These forms are publicly available on the SEC's Internet website (http://www.sec.gov). Each Fund will also provide a copy of its latest Form N-CSR to the public free of charge upon request. Each Fund (except for a money market fund) also includes a schedule of its portfolio holdings in its annual and semi-annual reports to shareholders, which are available free of charge to the public upon request. Each Fund also publishes its top ten holdings on the First Investors website (http://www.firstinvestors.com) on a quarterly basis with a 30 day lag.

     Until portfolio holdings information for First Investors Funds is made public in Form N-CSR, in Form N-Q, in a shareholder report, or on the First Investors website, it is considered to be confidential. Such information may only be disclosed to persons who have a legitimate business reason to have the information and who are subject to a duty to keep the information confidential (including a duty not to trade on such information).

     Non-public portfolio holdings information may not be provided to any actual or prospective shareholder of the Funds, any institutional investor, or any broker-dealer or financial intermediary who seeks such information for purposes of determining whether to invest in the Funds. This is not considered a legitimate business need for the information. If such persons request portfolio holdings information, they may only be provided with information that is disclosed in the latest annual or semi-annual report, in Forms N-CSR and N-Q filed with the SEC, and on the First Investors website.

     Non-public portfolio holdings information may be provided to the following categories of persons based upon the fact that they have a legitimate business need for such information and are subject to a duty of confidentiality:

     (a) Investment advisers, sub-advisers, and sub-adviser candidates for the Funds (and their access persons);
     (b) Custodians and sub-custodians of the Funds;
     (c) Auditors of the Funds;
     (d) Legal counsel for the Funds;
     (e) Legal counsel to the independent directors/trustees of the Funds;
     (f) Ratings or ranking agencies;
     (g) Parties who provide insurance for municipal securities purchased by the Funds;
     (h) Companies that provide analytical services to the Funds and their investment adviser;
     (i) Pricing services employed by the Funds;
     (j) Proxy voting services employed by the Funds;
     (k) Broker-dealers who provide execution or research services for the Funds (including identifying potential buyers and sellers for securities that are held by the Funds);
     (l) Broker-dealers who provide quotations that are used in pricing when a pricing service is unable to provide a price or it is determined to be unreliable; and,
     (m) Companies that provide other services that are deemed to be beneficial to the Funds.

     We have ongoing arrangements to provide portfolio holdings information to the following: custodians and sub-custodians of the Funds (Bank of New York and Brown Brothers Harriman & Co); the independent registered public accounting firm of the Funds (Tait, Weller & Baker); ratings or ranking agencies and companies that provide analytical services to the Funds and their investment adviser (Lipper, Factset, and Bloomberg); parties who provide insurance for municipal securities purchased by the Funds (AMBAC, MBIA, FSA and FGIC); pricing service employed by Funds (FT Interactive Data Corp.) and proxy voting services employed by the Funds (IRRC). The following categories of persons employed by the investment adviser of the Funds are authorized to provide information to persons who have a legitimate business reason to receive non-public information - the portfolio managers, traders, analysts, portfolio accountants, senior executives, and legal and compliance officers of the Funds' adviser.

     The Funds have adopted policies that require employees of the adviser and principal underwriter of the Funds who have access to non-public portfolio holdings information as part of their regular functions to treat such information as confidential, prohibit them from trading for their own accounts based upon such information to the extent that such trading would violate the law, and prohibit them from selectively disclosing such information to any person who does not have a legitimate business need for such information that is consistent with the interests of the Funds. The policies of the Funds permit such employees to disclose a non-public list of portfolio holdings to a broker-dealer that provides services to the Funds subject to the following conditions: (a) the list must be at least 30 days old; (b) it must not specify the number of shares or units held, the dollar value, or the percentage of assets represented by the securities; and (c) it must be accompanied by a statement that the information is being provided solely to assist the broker-dealer to provide research and execution services for the Funds and may not be used for trading in the Funds' shares by the broker-dealer or its clients. Furthermore, in the case of the adviser, the Director of Equities and Director of Fixed Income must review at least semi-annually the broker-dealers who receive lists of portfolio holdings to ensure that they are appropriate recipients. Wellington Management Company, LLP. ("WMC"), who acts as subadviser to certain First Investors Funds, also has a policy against disclosing portfolio holdings information of any Fund to any person unless such disclosure has been approved by the Fund.

     The Investment Compliance Manager of the Funds' investment adviser monitors for compliance with the foregoing policies. Any violations of these policies are reported to the Board of Directors of the Funds on a quarterly basis. The policies of the Funds' sub-adviser are monitored by its compliance staff, and any violations are required to be reported to the Chief Compliance Officer of FIMCO and the Funds, and the Board of Directors of the Funds.

                               PORTFOLIO TURNOVER

     Portfolio securities may be sold from time to time without regard to the length of time they have been held when, in the opinion of the Adviser or Subadviser (as applicable), investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.

                            MANAGEMENT OF THE FUNDS

     Investment advisory services to each Fund are provided by FIMCO ("the Adviser"), pursuant to separate Investment Advisory Agreements (each, an
"Advisory Agreement"). Prior to December 18, 2000, Executive Investors Management Company, Inc. ("EIMCO") served as investment adviser to Insured Tax Exempt Fund II, pursuant to an agreement. FIMCO is a wholly owned subsidiary of First Investors Consolidated Corporation, and its address is 95 Wall Street, New York, NY 10005.

     Pursuant to each Advisory Agreement, FIMCO is responsible for supervising and managing each Funds' investments, determining each Funds' portfolio transactions and supervising all aspects of each Fund's operations, subject to review by the Directors/Trustees. The Advisory Agreement also provides that FIMCO shall provide the Funds with certain executive, administrative and clerical personnel, office facilities and supplies, conduct the business and details of the operation of each Fund and assume certain expenses thereof, other than obligations or liabilities of the Funds.

     Each Advisory Agreement may be terminated at any time, with respect to a Fund, without penalty by the Directors/Trustees or by a majority of the outstanding voting securities of such Fund, or by FIMCO, in each instance on not less than 60 days' written notice, and shall automatically terminate in the event of its assignment (as defined in the 1940 Act). Each Advisory Agreement also provides that it will continue in effect, with respect to a Fund, for a period of over two years only if such continuance is approved annually either by the Directors/Trustees or by a majority of the outstanding voting securities of such Fund, and, in either case, by a vote of a majority of the Independent Directors voting in person at a meeting called for the purpose of voting on such approval.

     Under the Advisory Agreements, each Fund is obligated to pay the Adviser an annual fee, paid monthly, as set forth in Part I of its SAI. Each Fund bears all expenses of its operations other than those assumed by the Adviser or its Underwriter under the terms of its Advisory or Underwriting Agreements. Fund expenses include, but are not limited to: the advisory fee; shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; registration fees and expenses; expenses of communicating to existing shareholders, including preparing, printing and mailing prospectuses and shareholder reports to such shareholders; and proxy and shareholder meeting expenses.

     FIMCO has an Investment Committee composed of the Chairman, President, and General Counsel of FIMCO, the Investment Compliance Manager, and the portfolio managers of each of the Funds. The Committee usually meets weekly to discuss the composition of the portfolio of each Fund and to review additions to and deletions from the portfolios.

     First Investors Consolidated Corporation ("FICC") owns all of the voting common stock of the Adviser and all of the outstanding stock of First Investors Corporation and the Funds' transfer agent. Mr. Glenn O. Head, Kathryn S. Head and members of their families control FICC and, therefore, control the Adviser.

     Wellington Management Company, LLP ("WMC") serves as the investment subadviser to the Global, All-Cap Growth, Focused Equity, Life Series Growth, Life Series Focused Equity and Life Series International Funds pursuant to subadvisory agreements ("Subadvisory Agreements"). Under these Subadvisory Agreements, WMC is responsible for managing each Fund's investments, subject to the oversight of FIMCO and the Board. FIMCO is responsible for paying WMC a subadvisory fee with respect to each Fund, as set forth in Part I of the SAI for the Fund. Each Subadvisory Agreement provides that it will continue for a period or more than two years from the date of execution only so long as such continuance is approved annually by either the Board or a majority of the outstanding voting securities of the Fund and, in either case, by a vote of a majority of the Independent Directors voting in person at a meeting called for the purpose of voting on such approval. Each Subadvisory Agreement also provides that it will terminate automatically if assigned or upon their termination of the Advisory Agreement, and that it may be terminated at any time without penalty by the Board or a vote of a majority of the outstanding voting securities of the Fund or by the Subadviser upon not more than 60 days' nor less than 30 days' written notice. Each Subadvisory Agreement provides that WMC will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation or from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

     Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Funds and the Adviser have adopted a Code of Ethics restricting the personal securities trading and conduct of portfolio managers and other access persons of the Funds. Subject to certain exemptions, all access persons, except the disinterested Directors/Trustees of the Funds: (a) must have all non-exempt trades in covered securities pre-cleared; (b) are generally prohibited from trading in covered securities while any of the Funds are buying or selling or actively considering buying or selling the same covered securities; (c) are prohibited from retaining profits from short-term trading in covered securities;
(d) must provide duplicate account statements and confirmations to a compliance officer; and (e) are prohibited from purchasing covered securities in initial public offerings or limited offerings unless a compliance officer determines that there is no actual or apparent conflict among the interests of the access persons and the Funds. Similarly, WMC has adopted a Code of Ethics that governs the personal securities trading and conduct of its portfolio managers and other access persons of its mutual fund clients, including the First Investors Funds. Among other things, WMC Code of Ethics requires its access persons to preclear personal securities transactions prior to execution, it imposes "black out restrictions" on buying or selling securities that are being bought or sold by WMC mutual fund clients, and it requires access persons to file reports of personal securities transactions.

     The Funds have adopted policies and procedures for determining how proxies relating to portfolio securities should be voted, including procedures for addressing potential conflicts of interest that may be presented between the interests of the Funds and their shareholders and the interests of their investment adviser, principal underwriter, and other affiliated persons.

     With respect to the Funds that are managed by FIMCO, the Board of Directors/Trustees of the Funds have approved the use of FIMCO's proxy voting policies and procedures with respect to proxies relating to portfolio securities held by such Funds. FIMCO's proxy voting policies and procedures include guidelines for voting on particular types of issues. These guidelines reflect the belief that proxies should be voted in a manner that serves the best economic interests of the Funds. When the guidelines do not cover a specific issue, or to vote in accordance with such guidelines would be contrary to the best economic interests of the Funds, FIMCO shall use its best judgment in voting proxies on behalf of the Funds.

     The following are FIMCO's proxy voting guidelines.

     DIRECTORS, AUDITORS AND OTHER BUSINESS
     --------------------------------------

      o  Election of Directors                  With Management

      o  Appointment/Selection of Auditors      With Management

     CORPORATE GOVERNANCE
     --------------------

      o  Executive Compensation                 With    Management.    Executive
                                                compensation     is    generally
                                                considered when deciding whether
                                                to invest in a  company.  If the
                                                Adviser       believes      that
                                                management's   position   on  an
                                                executive  compensation proposal
                                                is   contrary   to   shareholder
                                                interests,   it  will  generally
                                                sell  its   investment   in  the
                                                issuer.

      o  Classified Boards                      Against

      o  Golden Parachutes                      Against

      o  Super Majority Provision               Against

      o  Combination of Several Anti-Takeover   Against
         Proposals and an Anti-Greenmail
         Proposal (without the opportunity
         to vote separately on each issue)

      o  Require Majority of Independent        Reviewed on a Case-by-Case Basis
         Directors

      o  Limit Special Meeting                  Against

      o  Unequal Voting Rights                  Against

      o  Cumulative Voting                      With Management

      o  Blank Check Preferred Stock            Against

      o  Increase in Authorized Common Stock    Reviewed on a Case-by-Case Basis
                                                to  Determine  if it is Intended
                                                as an Anti-takeover Provision

      o  Merger, Acquisition, Reorganization,   Reviewed on a Case-by-Case Basis
         or Reincorporation

      o  Social Responsibility Issues           With Management

     The following are FIMCO's policies and procedures for identifying and resolving conflicts of interest that may arise in connection with voting of proxies.

     Neither FIMCO nor any of its affiliates engage in investment banking, administration or management of corporate retirement plans, or other activities that may create a potential conflict of interest between the interests of the Funds and FIMCO and its affiliates regarding a proxy vote. Nevertheless, if a proxy proposal were to create a conflict of interest between the interests of a Fund and those of FIMCO or its affiliates, the conflict of interest would have to be reported to FIMCO's General Counsel. The General Counsel would then provide guidance concerning the resolution of the conflict of interest and would report the conflict of interest to the Board of Directors/Trustees of the Funds at its next formal meeting.

     With respect to the Funds that are managed by WMC in its capacity as subadviser, the Board of Directors/Trustees of the Funds have approved the use of WMC's proxy voting policies and procedures with respect to proxies relating to portfolio securities held by such Funds. WMC votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. WMC's Proxy Committee is responsible for the review and oversight of the firm's Proxy Policies and Procedures. The Proxy Group within WMC's Legal Services Department is responsible for the day-to-day administration of the proxy voting process. Although WMC may utilize the services of various external resources in analyzing proxy issues and has established its own Proxy Guidelines setting forth general guidelines for voting proxies, WMC personnel analyze all proxies and vote proxies based on their assessment of the merits of each proposal. The identified portfolio managers have the authority to determine the final vote for securities held in Funds for which they serve as the designated manager, unless such party is determined to have a material conflict of interest related to that proxy vote.

     WMC maintains procedures designed to identify and address material conflicts of interest in voting proxies. The Proxy Committee sets standards for identifying material conflicts based on client, vendor and lender relationships. Proxy votes for which WMC identifies a material conflict are reviewed by designated members of the Proxy Committee or by the entire Committee in some cases to resolve the conflict and direct the vote.

     FIMCO and WMC may be unable to vote or may determine not to vote a proxy on behalf of a Fund due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.

     A description of the policies and procedures that the Funds use to vote proxies relating to a portfolio's securities is available for free, upon request, by calling toll free 1-800-423-4026 or can be viewed online or downloaded from the EDGAR database on the SEC's Internet website at http://www.sec.gov. In addition, commencing on August 31, 2004, information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request by calling 1-800-423-4026 and (2) on the SEC's internet website at http://www.sec.gov.

                   RESPONSIBILITIES OF THE BOARD OF THE FUNDS

     There is one common Board of the Funds within the First Investors Family of Funds. The Board plays an important supervisory role with respect to oversight of the management of the Funds. Among other things, the Board is responsible for the annual approval of investment advisory contracts, evaluation of portfolio performance, and the oversight of decisions that have been made by the Adviser and Subadviser, as applicable, pursuant to delegated authority. There are two standing committees of the Board, the "Independent Directors Committee" and the "Audit Committee", both of which are comprised of all the Independent Directors. (Independent Directors are also referred to as Disinterested Directors.) The Independent Directors Committee elects from its members a Chairperson, who serves for a one-year term and until a successor is elected. The Audit Committee may designate one member to serve as Chairperson of the Committee and it is customary for the Chairperson to serve a one-year term.

     The Independent Directors Committee is responsible for, among other things, nominating and selecting persons to serve as Independent Directors on the Board, reviewing the composition of the Board to determine whether it may be appropriate to add other Independent Directors, monitoring the performance and independence of legal counsel to Independent Directors, and reviewing all matters that require approval of the Independent Directors under the 1940 Act and the rules thereunder. Presently, the Independent Directors Committee does not consider nominees recommended by shareholders. The Independent Directors Committee met times during the last fiscal year.

     The Audit Committee is responsible for, among other things, overseeing the Funds' accounting, financial reporting, and internal controls, approving the selection, retention, or termination of auditors, evaluating the independence of the auditors, pre-approving any non-audit services provided to the Funds, the Funds' investment adviser or any of its affiliates, meeting with the auditors to discuss the audit plan, audit results, and any matters of concern that may be raised by the auditors, receiving reports from Fund management regarding any significant deficiencies in the design or operation of the Funds' internal controls, investigating improprieties or suspected improprieties in the Funds' accounting or financial reporting, and reporting its activities to the full Board on a regular basis. The Audit Committee was established in August 2003. The functions of the Audit Committee previously had been integrated into the Independent Directors Committee, which met times during the last fiscal year to discuss audit related matters.

                   BOARD CONSIDERATION OF ADVISORY AGREEMENTS

     Each Advisory and Subadvisory Agreement has been approved by the Board of the Funds, including a majority of the Directors/Trustees who are not parties to the Funds' Advisory Agreement or "interested persons" (as defined in the 1940
Act) of any such party ("Independent Directors"), in person at a meeting called for such purpose.

     The Board most recently approved the Advisory and Subadvisory Agreements for each of the Funds in the First Investors Family of Funds at its meeting on May , 2004. The Independent Directors were represented by independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. The Independent Directors met separately with their independent legal counsel prior to the formal board meeting to discuss matters relating to their consideration of the Advisory and Subadvisory Agreements.

     The Board reviewed and considered: (i) the information provided to it in advance of the meeting in response to the request of the Independent Directors;
(ii), the presentations made by management at the meeting; and (iii) a variety of other factors in approving the Advisory and Subadvisory Agreements for the Funds. The factors considered by the Board included, but were not limited to, the following:

        o The Board considered the nature and quality of services provided by the Funds' investment adviser, FIMCO, and by the subadviser, in the case of Funds that have a subadviser. In this regard, the Board reviewed the qualifications of the key portfolio management, compliance and administrative personnel who provide services to each of the Funds, each Fund's performance for each of the prior five years (or shorter period, if applicable) both on an absolute basis and relative to its Lipper peer group, and each Fund's performance relative to an appropriate index. The Board also considered Management's diligence in addressing performance-related issues for certain equity Funds and the continued strong performance of most of the fixed income Funds.

        o The Board considered the fees and expenses of the Funds, including the fee breakpoint schedules. Among other things, the Board reviewed the advisory fee schedule of the Funds, the advisory fees paid by the Funds, the advisory fees waived by FIMCO (if any), the Fund expenses assumed by FIMCO (if any), the portfolio turnover of the Funds, the net expense ratios of the Funds for the past five years (or shorter period, if applicable), and the average and median net expense ratios of Funds within each of the Fund's Lipper peer groups for the past five years (to the extent available), the impact of declining assets on expense ratios in certain Funds, and FIMCO's efforts to limit Fund expenses. In the cases of Funds that have a subadviser, the Board also considered the subadvisory fees paid by FIMCO to the subadviser.

        o The Board considered FIMCO's profitability from the Advisory Agreements. For each Fund, the Board reviewed a report showing the income received by FIMCO from management fees, a breakdown of the direct and indirect expenses incurred by FIMCO in earning the fees, FIMCO's pre-tax profit without regard to distribution expenses, and FIMCO's pre-tax profit after distribution expenses. The Board also reviewed a five-year analysis of FIMCO's profitability. In the case of Funds that have a subadviser, the Board considered profitability information furnished by the subadviser.

        o   The  Board   considered  the  nature,   quality  and  costs  of  the
            non-investment management services provided by FIMCO and its affiliates, and the incidental or "fall-out" benefits that FIMCO and its affiliates may receive as a result of FIMCO's management of the Funds. Among other things, the Board received information regarding the direct and indirect income received by FIMCO's affiliated broker-dealer, transfer agent, and bank as a result of FIMCO's management of the Funds. The Board also considered detailed information concerning the use of Rule 12b-1 fees paid by the Funds.

        o The Board considered FIMCO's policies with respect to best execution, allocation of brokerage, and soft dollar research. In this regard, the Board reviewed, among other things, the portfolio turnover rate of the Funds and the extent to which brokerage of the Funds in the First Investors Fund family is used to acquire research that is used by FIMCO, and the extent to which this may benefit the Funds.

     Based upon the foregoing and other factors, the Board, including the Independent Directors, concluded that the continuation of each of the Advisory and Subadvisory Agreements is in the best interests of the applicable Fund and its respective shareholders, and unanimously approved the continuation of each Advisory and Subadvisory Agreement.

                            UNDERWRITER AND DEALERS

     Each Fund, except First Investors Life Series Fund and First Investors Special Bond Fund, Inc., has entered into an underwriting agreement ("Underwriting Agreement") with First Investors Corporation ("Underwriter" or "FIC") that requires the Underwriter to use its best efforts to sell shares of the Funds. The Underwriting Agreement was unanimously approved by each Fund's Board and the Independent Directors. The Underwriting Agreement provides that it will continue in effect from year to year, with respect to a Fund, only so long as such continuance is specifically approved at least annually by the Board or by a vote of a majority of the outstanding voting securities of such Fund, and in either case by the vote of a majority of the Independent Directors, voting in person at a meeting called for the purpose of voting on such approval. The
Underwriting Agreement will terminate automatically in the event of its assignment.

     The following table lists the current sales charge with respect to Class A shares of each Fund, except Cash Management Fund and Tax-Exempt Money Market Fund, as well as the amount of the sales charge that is reallowed to dealers selling the shares:

                                                                                      CONCESSION TO DEALERS
                                                SALES CHARGE AS % OF                       AS A % OF
AMOUNT OF INVESTMENT                     OFFERING PRICE      NET AMOUNT INVESTED         OFFERING PRICE
--------------------                     --------------      -------------------         --------------
Less than $100,000..............             5.75%                 6.10%                  4.72%
$100,000 but under $250,000.....             4.50                  4.71                   3.69
$250,000 but under $500,000.....             3.50                  3.63                   2.87
$500,000 but under $1,000,000...             2.50                  2.56                   2.05


                               DISTRIBUTION PLANS

     Each Fund,  except  First  Investors  Life Series Fund and First  Investors
Special Bond Fund, Inc., has adopted one or more Distribution Plans in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Funds that have adopted Distribution Plans have separate plans for their Class A and Class B shares ("Class A Plan" and "Class B Plan" or "Plans") except for the First Investors Cash Management Fund which only has a Class B Plan. Under the Plans, each Fund may reimburse or compensate, as applicable, the Underwriter for certain expenses incurred in the distribution of that Fund's shares and the servicing or maintenance of existing Fund shareholder accounts. Each Class B Plan is a compensation plan. With respect to the Equity Funds, each Class A Plan is a compensation plan. With respect to the Taxable Bond Funds and the Tax Exempt Funds, each Class A Plan is a reimbursement plan, except for Investment Grade Fund Class A Plan which is a compensation plan and Tax-Exempt Money Market Fund Class A Plan which is a defensive plan.

     Each Plan was unanimously approved by the applicable Fund's Board and the Independent Directors. Each Plan will continue in effect from year to year as long as its continuance is approved annually by either the applicable Fund's
Board or by a vote of a majority of the outstanding voting securities of the relevant class of shares of such Fund. In either case, to continue, each Plan must be approved by the vote of a majority of the Independent Directors of the applicable Fund. Each Fund's Board reviews quarterly and annually a written report provided by the Treasurer of the amounts expended under the applicable Plan and the purposes for which such expenditures were made. While each Plan is in effect, the selection and nomination of the applicable Fund's Independent Directors will be committed to the discretion of such Independent Directors then in office.

     Each Plan can be terminated at any time by a vote of a majority of the applicable Fund's Independent Directors or by a vote of a majority of the outstanding voting securities of the relevant class of shares of such Fund. Any change to any Plan that would materially increase the costs to that class of shares of a Fund may not be instituted without the approval of the outstanding voting securities of that class of shares of such Fund as well as any class of shares that converts into that class. Such changes also require approval by a majority of the applicable Fund's Independent Directors.

     In adopting each Plan, the Board of each Fund considered all relevant information and determined that there is a reasonable likelihood that each Plan will benefit each Fund and their class of shareholders. The Boards believe that amounts spent pursuant to each Plan have assisted each Fund in providing ongoing servicing to shareholders, in competing with other providers of financial services and in promoting sales, thereby increasing the net assets of each Fund.

     In reporting amounts expended under the Plans to the Directors, in the event that the expenses are not related solely to one class, FIMCO will allocate expenses attributable to the sale of each class of a Fund's shares to such class based on the ratio of sales of such class to the sales of both classes of shares. The fees paid by one class of a Fund's shares will not be used to subsidize the sale of any other class of the Fund's shares.

     Tax-Exempt Money Market Fund has adopted a so-called "defensive" plan of distribution for Class A shares pursuant to Rule 12b-1 under the 1940 Act ("Money Market Class A Plan"). No fees are paid by the Fund under this Plan. The Underwriter of the Fund may, at its discretion, pay a fee to certain Dealers for distribution services and administrative support services. These fees (if any) are covered by the Plan only if they are deemed to be paid indirectly by the Fund. The services covered by the defensive Money Market Class A Plan may include, but shall not be limited to, providing office space, equipment, telephone facilities and various personnel including clerical, supervisory and possibly computer, as is necessary or beneficial to establish and maintain Class A shareholder accounts and records, process purchase and redemption transactions, process automatic investments of client account cash balances, answer routine client inquiries regarding the Fund, assist clients in changing dividend options, account designations and addresses and providing such other services as the Fund may reasonably request. The schedules of fees (if any) and the basis upon which such fees will be paid are determined from time to time by the Underwriter.

     The Underwriter has the right to select, in its sole discretion, Dealers to participate in the Money Market Class A Plan and has the right to terminate with or without cause and in its sole discretion any agreement with a Dealer. Any agreement may be terminated, without penalty, at any time, by a vote of a majority of the Independent Directors upon not more than 60 days' written notice to any Dealer, or by vote of a majority of the outstanding Class A voting securities of Tax-Exempt Money Market Fund, or upon notice by the Underwriter.

     Each Fund bears all expenses of its operations other than those assumed by the Adviser or Underwriter under the terms of its advisory or underwriting agreements. Fund expenses include, but are not limited to: the advisory fee; shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of communicating to existing shareholders, including preparing, printing and mailing prospectuses and shareholder reports to such shareholders; and proxy and shareholder meeting expenses.

                        DETERMINATION OF NET ASSET VALUE

ALL FUNDS EXCEPT CASH  MANAGEMENT  FUND,  LIFE SERIES CASH  MANAGEMENT FUND AND
-------------------------------------------------------------------------------
TAX-EXEMPT MONEY MARKET FUND.
----------------------------

     For each Fund, other than the Cash Management Fund, the Life Series Cash Management Fund, and the Tax-Exempt Money Market Fund, the Fund's assets are generally valued on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service. If such information is not available for a security held by the Fund, is determined to be unreliable, or (to the Adviser's knowledge) does not reflect a significant event occurring after the close of the market on which the security principally trades (but before the close of trading on the NYSE), the security will be valued at its fair value as determined in good faith pursuant to procedures adopted by a Fund's Board. In the event that a Fund holds any insured municipal bond which is in default in the payment of principal or interest, the defaulted bond may be valued based upon the value of a comparable bond which is insured and not in default. Debt obligations with maturities of 60 days or less are valued at amortized cost.

     "When-issued securities" are reflected in the assets of a Fund as of the date the securities are purchased. Such investments are valued thereafter at the mean between the most recent bid and asked prices obtained from recognized dealers in such securities or by the pricing services. For valuation purposes, quotations of foreign securities in foreign currencies are converted into U.S. dollar equivalents using the foreign exchange equivalents in effect.

CASH MANAGEMENT  FUND,  LIFE SERIES CASH  MANAGEMENT  FUND AND TAX-EXEMPT MONEY
-------------------------------------------------------------------------------
MARKET FUND.
-----------

     Each of these Funds values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the 1940 Act. To use amortized cost to value its portfolio securities, a Fund must adhere to certain conditions under that Rule relating to the Fund's investments, some of which are discussed in each Fund's Prospectus. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. In the event that a large number of redemptions take place at a time when interest rates have increased, the Fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

     Each Fund's Board has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for the Fund, the Board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund maintains a dollar weighted average portfolio maturity of 90 days or less and does not purchase any instrument with a remaining maturity greater than 13 months, limits portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that are of high quality and that the Directors determine present minimal credit risks as advised by the Adviser, and complies with certain reporting and recordkeeping procedures. There is no assurance that a constant net asset value per share will be maintained. In the event amortized cost ceases to represent fair value per share, the Board will take appropriate action.

EMERGENCY PRICING PROCEDURES FOR ALL FUNDS.
------------------------------------------

     Each Fund's Board may suspend the determination of a Fund's net asset value per share for the whole or any part of any period (1) during which trading on the New York Stock Exchange ("NYSE") is restricted as determined by the SEC or the NYSE is closed for other than weekend and holiday closings, (2) during which an emergency, as defined by rules of the SEC in respect to the U.S. market, exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (3) for such other period as the SEC has by order permitted.

     In the event that the Funds must halt operations during any day that they would normally be required to price under Rule 22c-1 under the 1940 Act due to an emergency ("Emergency Closed Day"), the Funds will apply the following procedures:

     1. The Funds will make every reasonable effort to segregate orders received on the Emergency Closed Day and give them the price that they would have received but for the closing. The Emergency Closed Day price will be calculated as soon as practicable after operations have resumed and will be applied equally to sales, redemptions and repurchases that were in fact received in the mail or otherwise on the Emergency Closed Day.

     2. For purposes of paragraph 1, an order will be deemed to have been received by the Funds on an Emergency Closed Day, even if neither the Funds nor the Transfer Agent is able to perform the mechanical processing of pricing on that day, under the following circumstances:

          (a) In the case of a mail order, the order will be considered received by a Fund when the postal service has delivered it to FIC's Woodbridge, New Jersey offices prior to the close of regular trading on the NYSE; and

          (b) In the case of a wire order, including a Fund/SERV order, the order will be considered received when it is received in good form by a FIC branch office or an authorized dealer prior to the close of regular trading on the NYSE.

     3. If the Funds are unable to segregate orders received on the Emergency Closed Day from those received on the next day the Funds are open for business, the Funds may give all orders the next price calculated after operations resume.

     4. On business days in which the NYSE is not open for regular trading, the Funds may determine not to price their portfolio securities if such prices would lead to a distortion of the NAV, for the Funds and their shareholders.

                       ALLOCATION OF PORTFOLIO BROKERAGE

     The Adviser or Subadviser, as applicable, may purchase or sell portfolio securities on behalf of the Funds in agency or principal transactions. In agency transactions, the Funds generally pay brokerage commissions. In principal transactions, the Funds may pay a dealer commission, "mark-up," or selling concession. In the case of a riskless principal transaction, the Funds may pay a "commission" if the confirmation statement explicitly states the amount of the transaction that is considered to represent a commission. The Funds may purchase certain money market instruments directly from an issuer without paying commissions or discounts.

     In purchasing and selling portfolio securities on behalf of a Fund, the Adviser or Subadviser, as applicable, will seek to obtain best execution. A Fund may pay more than the lowest available commission (as that term is defined by the SEC) in return for brokerage and research services provided to the Adviser or, for Funds that employ a Subadviser, to either the Adviser or Subadviser. Additionally, when directed by the Board, the Adviser or Subadviser, as applicable, also uses dealer concessions available in fixed-priced underwritings to pay for research and other services. Research and other services may include information as to the availability of securities for purchase or sale, statistical or factual information or opinions pertaining to securities, reports and analysis concerning issuers and their creditworthiness, and data concerning Fund performance and fees. The Adviser generally uses the research and other services to service all the funds in the First Investors Family of Funds, rather than the particular Funds whose commissions may pay for research or other services. In other words, a Fund's brokerage may be used to pay for a research service that is used in managing another Fund within the First Investor Fund Family. The Lipper's Directors' Analytical Data is used by the Adviser both for research purposes and to analyze and report to the Fund's Board a Fund's performance relative to other comparable funds. The Subadviser may use research obtained with commissions to service their other clients.

     In selecting the broker-dealers to execute a Fund's portfolio transactions, the Adviser may consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the trading characteristics of the security involved, the difficulty in executing the order, the research and other services provided, the expertise, reputation and reliability of the broker-dealer, access to new offerings, and other factors bearing upon the quality of the execution. The Adviser does not place portfolio orders with an affiliated broker, or allocate brokerage commission business to any broker-dealer for distributing Fund shares. Moreover, no broker-dealer affiliated with the Adviser participates in commissions generated by portfolio orders placed on behalf of a Fund.

     The Adviser may combine transaction orders placed on behalf of a Fund and any other Fund in the First Investors Family of Funds, any fund of Executive Investors Trust and First Investors Life Insurance Company, affiliates of the Funds, for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price; and where appropriate, securities purchased or sold may be allocated in accordance with written procedures approved by each Fund's Board.

                    PERFORMANCE INFORMATION AND ADVERTISING

PERFORMANCE INFORMATION.
------------------------

     A Fund may advertise its total return as discussed below. A Fund's "average annual total return" ("T") is an average annual compounded rate of return. The calculation produces an average annual total return for the number of years measured. It is the rate of return based on factors that include a hypothetical initial investment of $1,000 ("P") over a number of years ("n") with an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

                  T=[(ERV/P)^(1/n)]-1

     The "total return" uses the same factors, but does not average the rate of return on an annual basis. Total return is determined as follows:

                  (ERV-P)/P  = TOTAL RETURN

     Total return is calculated by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value for Class A shares, the Fund will deduct the maximum sales charge of 5.75% (as a percentage of the offering price) from the initial $1,000 payment and, for Class B shares, the applicable CDSC imposed on a redemption of Class B shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value on the initial investment ("P").

     An average annual rate of return after taxes on distribution ("T") may be computed by using the ending value at the end of a specified period after taxes on fund distributions but not after taxes on redemption ("ATVD") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

                  P(1+T)^n = ATVD

     An average annual rate of return after taxes on distribution and sale of fund shares ("T") may be computed by using the ending value at the end of a specified period after taxes on fund distributions and sale of fund shares ("ATVDR") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

                  P(1+T)^n = ATVDR

     Return information may be useful to investors in reviewing a Fund's performance. However, certain factors should be taken into account before using this information as a basis for comparison with alternative investments. No adjustment is made for taxes payable on distributions. Return information will fluctuate over time and return information for any given past period will not be an indication or representation of future rates of return. At times, the Adviser may reduce its compensation or assume expenses of a Fund in order to reduce the Fund's expenses. Any such waiver or reimbursement would increase the Fund's return during the period of the waiver or reimbursement.

     Each Fund may also advertise its yield as discussed below. Yield is presented for a specified thirty-day period ("base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of dividends and interested earned by a Fund during the base period less expenses accrued for that period (net of reimbursement), and (ii) dividing that amount by the product of (A) the average daily number of shares of the Fund outstanding during the base period and entitled to receive dividends and (B) the per share maximum public offering price for Class A shares or the net asset value for Class B shares of the Fund on the last day of the base period. The result is annualized by compounding on a semi-annual basis to determine the Fund's yield. For this calculation, interest earned on debt obligations held by the Fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as GNMA Certificates, based on cost). Dividends on equity securities are accrued daily at their estimated stated dividend rates.

     Tax-equivalent yield during the base period may be presented in one or more stated tax brackets. Tax-equivalent yield is calculated by adjusting a Fund's tax-exempt yield by a factor designed to show the approximate yield that a taxable investment would have to earn to produce an after-tax yield equal to the Fund's tax-exempt yield.

     To calculate a taxable bond yield that is equivalent to a tax-exempt bond yield (for federal tax purposes), shareholders may use the following formula:

                      Tax Free Yield
              -----------------------------------    = Taxable Equivalent Yield
                    1- Your Tax Bracket

     To calculate a taxable bond yield that is equivalent to a tax-exempt bond yield (for state and federal tax purposes), shareholders may use the following formula:

                      Tax Free Yield
              -----------------------------------    = Taxable Equivalent Yield
1 - [[(1-Your Federal Tax Bracket) x State Rate] + Your Federal Tax Bracket]

     The Cash Management Fund, Life Series Cash Management Fund, and Tax-Exempt Money Market Fund may advertise current yield quotations based on its daily dividends. Each Fund declares dividends daily and pays dividends monthly from net investment income.

     For purposes of current yield quotations, dividends per share for a seven-day period are annualized (using a 365-day year basis) and divided by each Fund's average net asset value per share for the seven-day period. The current yield quoted will be for a recent seven-day period. Current yields will fluctuate from time to time and are not necessarily representative of future results. You should remember that yield is a function of the type and quality of the instruments in the portfolio, portfolio maturity and operating expenses. Current yield information is useful in reviewing a Fund's performance but, because current yield will fluctuate, such information may not provide a basis for comparison with bank deposits or other investments which may pay a fixed yield for a stated period of time, or other investment companies, which may use a different method of calculating yield.

     In addition to providing current yield quotations, each Fund provides effective yield quotations for a base period return of seven days. Each Fund may also advertise yield for periods other than seven days, such as thirty days or twelve months. In such cases, the formula for calculating seven-day effective yield will be used, except that the base period will be thirty days or 365 days rather than seven days. An effective yield quotation is determined by a formula that requires the compounding of the unannualized base period return.
Compounding is computed by adding 1 to the annualized base period return, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

                           CREDIT RATINGS INFORMATION

STANDARD & POOR'S ("S&P") Long-Term Credit Ratings.
--------------------------------------------------

     S&P issues the following credit ratings to long-term bonds, including but not limited to corporate bonds, municipal bonds, and government bonds. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     - Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     -  Nature of and provisions of the obligation; and

     - Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC, C Debt rated "BB," "B," "CCC," "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

     B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

     CCC Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

     CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

     C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI The rating "CI" is reserved for income bonds on which no interest is being paid.

     D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") LONG-TERM CREDIT RATINGS.
--------------------------------------------------------------------

     Moody's issues the following credit ratings to long-term bonds and preferred stock.

     Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

     A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Bad Bonds, which are rated "Bad", are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds, which are rated "B" generally, lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAE Bonds, which are rated "CAE", are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P CREDIT RATINGS FOR COMMERCIAL PAPER.
----------------------------------------

     An S&P's commercial paper rating is a current opinion of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from `A' for the highest-quality obligations to `D' for the lowest. These categories are as follows:

     A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1.'

     A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B Issues rated `B' are regarded as having only speculative capacity for timely payment.

     C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D Debt rated `D' is in payment default. The `D' rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

MOODY'S SHORT-TERM CREDIT RATINGS.
---------------------------------

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

     PRIME 1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         o  Leading market positions in well-established industries.

         o  High rates of return on funds employed.

         o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         o Broad margins in earning coverage of fixed financial charges and high internal cash generation.

         o Well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME 2 Issuers (or  supporting  institutions)  rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     PRIME 3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     NOT PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P'S RATINGS GROUP SHORT-TERM ISSUE CREDIT RATINGS
---------------------------------------------------

     S&P issues the following credit ratings for short-term debt issues. These ratings reflect the liquidity factors and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

              - Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

              - Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

     Note rating symbols are as follows:

     SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

     SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     SP-3 Speculative capacity to pay principal and interest.

MOODY'S SHORT-TERM MUNICIPAL DEBT CREDIT RATINGS
------------------------------------------------

     In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.

     In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

     In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

     The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

     MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

     MIG 1/VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2 This designation denotes strong credit quality. Margins of protections are ample, although not as large as in the preceding group.

     MIG 3/VMIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

     SG  This  designation  denotes   speculative-grade   credit  quality.  Debt
instruments in this category may lack sufficient margins of protection.


                              GENERAL INFORMATION

     CUSTODIAN. The Bank of New York, 48 Wall Street, New York, NY 10286, is custodian of the securities and cash of each Fund, except for the Global and Life Series International Funds, and employs foreign sub-custodians to provide custody of foreign assets. Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, is custodian of the securities and cash of the Global and Life Series International Funds and employs foreign subcustodians to provide custody of their foreign assets.

     AUDITS AND REPORTS. The accounts of the Funds are audited twice a year by Tait, Weller & Baker, independent certified public accountants, 1818 Market Street, Suite 2400, Philadelphia, PA 19103-2108. Shareholders of each Fund receive semi-annual and annual reports, including audited financial statements, and a list of securities owned.

     LEGAL COUNSEL. Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036, serves as counsel to the Funds.

     TRANSFER AGENT. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of FIMCO and FIC, acts as transfer agent for the Funds and as redemption agent for regular redemptions. The fees charged to each Fund, except for the Cash Management and Tax-Exempt Money Market Funds, by the Transfer Agent are $7.50 to open a non-retirement account; $15.00 to open a retirement account; $10.00 for each certificate issued; $1.20 per account per month; $15.00 for each legal transfer of shares; $0.25 per account per dividend declared; $5.00 for each exchange of shares into an existing Fund account; $7.50 for each partial withdrawal or complete liquidation from a non-retirement account and $15.00 for a retirement account; $1.00 for each Systematic Withdrawal Plan check; $0.75 each payment; and $1.00 per account per report required by any governmental authority. The fees charged to the Cash Management Fund and the Tax-Exempt Money Market Fund by the transfer agent are $2.00 per account per month and $1.00 per account per report required by any governmental authority. In addition, the Fund shall reimburse the Transfer Agent for all out-of-pocket costs including, but not limited to, the costs of postage, insurance, forms, envelopes, telephone lines and other similar items, counsel fees, including fees for the preparation of the Transfer Agent Agreement and review the Fund's registration statements and application forms. Additional fees charged to the Funds by the Transfer Agent are assumed by the Underwriter. The Transfer Agent reserves the right to change the fees on prior notice to the Funds. Upon request from shareholders, the Transfer Agent will provide an account history. For account histories covering the current year and prior 2 years, there is no charge. For voluntary accounts, the Transfer Agent charges $5.00 for account histories covering the period 1983-2001 and $10.00 per year for each account history for the period 1974-1982. Account histories are not available for voluntary accounts prior to 1974. For plan accounts, the Transfer Agent charges $5.00 for account histories covering the period 1983-2001 and $10.00 per year for each account history for the period 1976-1982. Account histories are not available for plan accounts prior to 1976. If any communication from the Transfer Agent to a shareholder is returned from the U.S. Postal Service marked as "Undeliverable" two consecutive times, the Transfer Agent will cease sending any further materials to the shareholder until the Transfer Agent is provided with a correct address. Efforts to locate a shareholder will be conducted in accordance with SEC rules and regulations prior to forfeiture of funds to the appropriate state treasury. The Transfer Agent may deduct the costs of its efforts to locate a shareholder from the shareholder's account. These costs may include a percentage of the account if a search company charges such a fee in exchange for its location services. The Transfer Agent is not responsible for any fees that states and/or their representatives may charge for processing the return of funds to investors whose funds have been escheated. The Transfer Agent's telephone number is 1-800-423-4026.

     SHAREHOLDER LIABILITY. The First Investors Series Fund, First Investors Life Series Fund, First Investors Multi-State Insured Tax Free Fund, First Investors U.S. Government Plus Fund, and Executive Investors Trust are organized as "Massachusetts business trusts." Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the trust. Each Fund's Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. Each Fund's Declaration of Trust also provides for indemnification out of the property of the Fund of any shareholder held personally liable for the obligations of the Fund. Each Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is immaterial and extremely remote. Each Fund's Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Each Fund may have an obligation to indemnify Trustees and officers with respect to litigation.

                                   APPENDIX A
                                     TAXES

     The following is a general discussion of the federal tax laws that apply to the First Investors Funds. The discussions of the tax treatment of dividends and other distributions and special rules for tax exempt dividends (Sections C and D) are not applicable for funds that you have purchased through an individual retirement account, a 403(b) account, a 401(k) account, a variable annuity contract, a variable life insurance policy, or other tax-deferred investment vehicle. If you have purchased shares of a fund through a variable annuity contract or a variable life insurance policy, you should also review the prospectus and statement of additional information for such product for information concerning taxes. If you have purchased shares of a Tax Exempt Fund (see "D. Special Rules for Tax-Exempt Dividends" below), you should read the prospectus and statement of additional information for information concerning state and local tax considerations.

     A.   Compliance with Subchapter M of the Code
          ----------------------------------------
     Each Fund has elected to be qualified for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). To continue qualifying for treatment as a RIC, which is treated as a separate corporation for federal tax purposes, a Fund must meet the following requirements each taxable year:

     (1) the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss ("net short-term gain"), and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid);

     (2) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies;

     (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and

     (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

     If a Fund qualifies for treatment as a RIC during a taxable year, it is relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If a Fund failed to qualify for that treatment for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including exempt-interest dividends (see "D. Special Rules for Tax-Exempt Dividends" below) and distributions of net capital gain, as dividends to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

                                     II-A-1

     B.   Compliance with Subchapter L of the Code
          ----------------------------------------

     Each Fund that serves as an underlying funding vehicle for an insurance company separate account (i.e., each series of the First Investors Life Series
Fund) must also comply with the diversification requirements imposed on such accounts by section 817(h) of the Code and the regulations thereunder (collectively "Subchapter L"). These requirements, which are in addition to the requirements of the Code (described above), applicable to all Funds, place certain limitations on the assets of each separate account -- and of each such Fund, because Subchapter L treats the assets of such a Fund as assets of the related separate account -- that may be invested in securities of a single issuer or a small number of issuers.

     Specifically, Subchapter L provides that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of a separate account's total assets may be represented by one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality, is considered a separate issuer, a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered the same issuer.
Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, U.S. Government securities, and securities of other RICs.

     The failure of a Fund to satisfy the Subchapter L requirements would result in taxation of First Investors Life Insurance Company and treatment of its contractholders and policyowners other than as described in the prospectuses of its separate accounts. Specifically, the internal earnings within the contracts and policies could be immediately taxable rather than tax-deferred.

     C.   General Tax Treatment of Dividends and Other Distributions
          ----------------------------------------------------------

     Dividends a Fund distributes to its shareholders that are derived from taxable dividends and interest it receives on its investments, together with distributions from net short-term gain and net gains from certain foreign currency transactions, if any, are taxable to its shareholders as ordinary income (except as noted below) to the extent of its earnings and profits, whether received in cash or reinvested in additional Fund shares. Distributions from a Fund's net capital gain are taxable to its shareholders as long-term capital gains, regardless of how long they have held their Fund shares and whether those distributions are received in cash or reinvested in additional Fund shares. Dividends and other distributions also may be subject to state and local taxes.

     A portion of the dividends from a Fund's investment company taxable income may be eligible for the 15% maximum federal income tax rate applicable to "qualified dividend income" that individuals receive through 2008 (recently enacted by the Jobs and Growth Tax Relief Reconciliation Act of 2003 ("2003 Act")) and the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends a Fund receives from U.S. corporations and, for purposes of the 15% rate, certain foreign corporations. In addition, the availability of that rate and the dividends-received deduction is subject to certain holding period and debt-financing restrictions imposed on each Fund with respect to the shares it holds on which the dividends were paid. Dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

     Dividends and other distributions a Fund declares in October, November, or December of any year that are payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the Fund pays the distributions during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

     Any capital gain an individual shareholder recognizes on a redemption or exchange through 2008 of his or her Fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate enacted

                                     II-A-2
by the 2003 Act.  If Fund  shares  are sold at a loss  after  being held for six months or less, any loss that is not disallowed (see "D. Special Rules for Tax-Exempt Dividends" below) will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

     Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

     Dividends and interest a Fund receives, and gains a Fund realizes, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

     If more than 50% of the value of a Fund's total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to benefit from any foreign tax credit or deduction available with respect to any foreign taxes it paid. Pursuant to any such election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign or U.S. possessions sources ("foreign source income") as the shareholder's own income from those sources, and (3) could either use the foregoing information in calculating the tax credit against the shareholder's federal income tax or, alternatively, deduct the taxes deemed paid by the shareholder in computing taxable income. If a Fund takes this election, it will report to its shareholders shortly after each taxable year their respective shares of foreign taxes it paid and its foreign-source income. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Form 1099 and all of whose foreign-source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

     If a Fund invests in the stock of "passive foreign investment companies" ("PFICs"), special tax rules apply. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if a Fund holds stock of a PFIC, it will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on "qualified dividend income" described above.

     If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its PRO RATA share of the QEF's annual ordinary earnings and net capital gain - which it probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax - even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

     A Fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC's stock over a Fund's adjusted basis in that stock as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net

                                     II-A-3
mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

     If a Fund invests in zero coupon or other securities issued with original issue discount, the Fund must include in its income the portion of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on them during the year. Similarly, each Fund must include in its gross income securities it receives as "interest" on pay-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

     If a Fund uses hedging strategies, such as selling (writing) and purchasing options and futures contracts and entering into forward contracts, complex rules apply to determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures, and forward contracts a Fund derives with respect to its business of investing in securities or foreign currencies, are treated as qualifying income under the Income Requirement.

     Some futures, foreign currency contracts, and "nonequity" options (i.e., certain listed options, such as those on a "broad-based" securities index) in which the Funds invest may be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be "marked-to-market" (i.e., treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it. A Fund may elect not to have the foregoing rules apply to any "mixed straddle" (i.e., a straddle the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute.

     Under Code section 988, gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and
(4) that are attributable to exchange rate fluctuations between the time a Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If a Fund's section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized

                                     II-A-4
would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her Fund shares.

     Offsetting positions a Fund may enter into or hold in any actively traded security, option, futures, or forward contract may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character, and timing of recognition of a Fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to a Fund, which may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles" (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

     If a call option written by a Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain. If a Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If such an option is exercised and a Fund thus sells the securities or futures contract subject to the option, the premium it received will be added to the exercise price to determine the gain or loss on the sale. If a call option purchased by a Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the security or futures contract subject thereto. If a Fund exercises a purchased call option, the premium it paid for the option will be added to the basis in the subject securities or futures contract.

     If a Fund has an "appreciated financial position" - generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obliged to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

     D.   Special Rules for Tax-Exempt Dividends
          --------------------------------------

     Special rules apply to the dividends paid by the Funds that invest primarily in tax-exempt municipal securities ("Tax-Exempt Funds").

     The portion of the dividends paid by a Tax-Exempt Fund equal to the excess of its excludable interest over certain amounts disallowed as deductions (thus excluding distributions of net short-term gain and net capital gain) will qualify as "exempt-interest dividends" and thus will be excludable from gross income for federal income tax purposes by its shareholders, if the Fund satisfies the requirement that, at the close of each quarter of its taxable

                                     II-A-5
year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a) of the Code; each Tax-Exempt Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from a Fund's shareholders' gross income may not exceed its net tax-exempt income. Shareholders' treatment of exempt-interest dividends under state and local income tax laws may differ from the treatment thereof under the Code. Investors should consult their tax advisers concerning this matter.

     If shares of a Tax-Exempt Fund are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares.

     Tax-exempt interest paid on certain private activity bonds ("PABs") (including, to the extent a Tax-Exempt Fund receives such interest, a proportionate part of the exempt-interest dividends it pays) is a tax preference item for purposes of the federal alternative minimum tax. Exempt-interest dividends a corporate shareholder receives also may be indirectly subject to that tax without regard to whether a Tax-Exempt Fund's tax-exempt interest was attributable to those bonds. Entities or other persons who are "substantial users" (or persons related to "substantial users") of facilities financed by PABs should consult their tax advisers before purchasing shares of a Tax-Exempt Fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of PABs.

     Up to 85% of social security and certain railroad retirement benefits may be included in taxable income for recipients whose modified adjusted gross income (which includes exempt-interest dividends) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from a Tax-Exempt Fund still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient's income exceeds the established amounts. Interest on indebtedness incurred or continued by a shareholder to purchase or carry Tax-Exempt Fund shares is not deductible for federal income tax purposes.

     A Tax-Exempt Fund may invest in municipal bonds that are purchased with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) ("municipal market discount bonds"). If a bond's market discount is less that the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the Fund acquired the bond, then no market discount is considered to exist. Any gain on the disposition of a municipal market discount bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, a Tax-Exempt Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

     If a Tax-Exempt Fund realizes capital gain as a result of market transactions, any distributions of that gain will be taxable to its shareholders. There also may be collateral federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. A shareholder falling into any such category should consult its tax adviser concerning its investment in shares of a Tax-Exempt Fund.

                                     II-A-6

                           PART C. OTHER INFORMATION

Item 23.         Exhibits

         (a)              Articles of Restatement(1)

         (b)              Amended and Restated By-Laws(1)

         (c) Shareholders' rights are contained in (a) Articles EIGHTH and NINTH of the Registrant's Articles of Restatement and (b) Article II of Registrant's Amended and Restated By-Laws

         (d) Investment Advisory Agreement between Registrant and First Investors Management Company, Inc.(1)

         (e)              Underwriting Agreement - none

         (f)              Bonus, profit sharing or pension plans - none

         (g)(i)           Custodian  Agreement  between  Registrant  and  Irving
                          Trust Company(2)

         (g)(ii) Supplement to Custodian Agreement between Registrant and The Bank of New York(2)

         (g)(iii) Amendment to Custody Agreement between Registrant and The Bank of New York(6)

         (g)(iv) Foreign Custody Manager Agreement between Registrant and The Bank of New York(6)

         (h)(i)           Transfer  Agent  Agreement   between   Registrant  and
                          Administrative Data Management Corp.(3)

         (h)(ii)          Amended Schedule A to Transfer Agent Agreement(4)

         (i) Opinion and Consent of Counsel - to be filed by subsequent amendment

         (j)(i) Consent of Independent Registered Public Accounting Firm - to be filed by subsequent amendment

         (j)(ii) Powers of Attorney for Ms. Head and Messrs. Reed, Srygley, Rubinstein, Sullivan and Wentworth(1)

         (j)(iii)         Power of Attorney for Mr. Grohol(6)

         (j)(iv) Board resolution authorizing signature by power of attorney - filed herewith

         (k)              Financial statements omitted from prospectus - none

         (l)              Initial capital agreements - none

         (m)              Distribution Plan - none

         (n)              Plan pursuant to Rule 18f-3 - none

         (o)              Reserved

         (p)              Code of Ethics of the First Investors family of mutual
                          funds,    their   investment    advisers   and   their
                          underwriters4

------------
(1)      Incorporated   by   reference   to   the   corresponding   exhibit   of
         Post-Effective Amendment No. 14 to Registrant's Registration Statement (File No. 2-66294), filed on April 24, 1995.

(2)      Incorporated   by   reference   to   the   corresponding   exhibit   of
         Post-Effective Amendment No. 15 to Registrant's Registration Statement (File No. 2-66294), filed on April 19, 1996.

(3)      Incorporated   by   reference   to   the   corresponding   exhibit   of
         Post-Effective Amendment No. 20 to Registrant's Registration Statement (File No. 2-66294), filed on April 28, 2000.

(4) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 31 to the Registration Statement of First Investors Series Fund II, Inc. (File No. 33-46924), filed on October 11, 2000.

(5)      Incorporated   by   reference   to   the   corresponding   exhibit   of
         Post-Effective Amendment No. 21 to Registrant's Registration Statement (File No. 2-66294), filed on April 20, 2001.

(6)      Incorporated   by   reference   to   the   corresponding   exhibit   of
         Post-Effective Amendment No. 22 to Registrant's Registration Statement (File No. 2-66294), filed on April 10, 2002.

Item 24.         Persons Controlled by or Under Common Control with  Registrant
                 --------------------------------------------------------------

                 There are no persons controlled by or under common control with the Registrant.

Item 25.         Indemnification
                 ---------------

                   ARTICLE X, SECTION 1 OF THE BY-LAWS OF REGISTRANT PROVIDES AS
FOLLOWS:

                   Section 1. Every person who is or was an officer or director of the Corporation (and his heirs, executors and administrators) shall be indemnified by the Corporation against reasonable costs and expenses incurred by him in connection with any action, suit or proceeding to which he may be made a party by reason of his being or having been a director or officer of the Corporation, except in relation to any action, suit or proceeding in which he has been adjudged liable because of negligence or misconduct, which shall be deemed to include willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In the absence of an adjudication which expressly absolves the director or officer of liability to the Corporation or its stockholders for negligence or misconduct, within the meaning thereof as used herein, or in the event of a settlement, each director or officer (and his heirs, executors and administrators) shall be indemnified by the Corporation against payments made, including reasonable costs and expenses, provided that such indemnity shall be conditioned upon the prior determination by a resolution of two-thirds of the Board of Directors who are not involved in the action, suit or proceeding that the director or officer has no liability by reason of negligence or misconduct within the meaning thereof as used herein, and provided further that if a majority of the members of the Board of Directors of the Corporation are involved in the action, suit or proceeding, such determination shall have been made by a written opinion of independent counsel. Amounts paid in settlement shall not exceed costs, fees and expenses which would have been reasonably incurred if the action, suit or proceeding had been litigated to a conclusion. Such a determination by the Board of Directors or by independent counsel, and the payment of amounts by the Corporation on the basis thereof, shall not prevent a stockholder from challenging such indemnification by appropriate legal proceedings on the grounds that the person indemnified was liable to the Corporation or its security holders by reason of negligence or misconduct within the meaning thereof as used herein. The foregoing rights and indemnification shall not be exclusive of any other rights to which any officer or director (or his heirs, executors and administrators) may be entitled to according to law.

                   NUMBER 7 OF THE REGISTRANT'S INVESTMENT ADVISORY AGREEMENT PROVIDES AS FOLLOWS:

                   7. Limitation of Liability of the Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or any Series in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of the Company shall be deemed, when rendering services to the Company or acting in any business of the Company, to be rendering such services to or acting solely for the Company and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.

                   SECTION 13 OF THE REGISTRANT'S CUSTODIAN AGREEMENT PROVIDES AS FOLLOWS:

                   Section 13. . . . The  Custodian  shall not be liable for any taxes, assessments or governmental changes which may be levied or assessed upon the Securities held by it hereunder, or upon the income therefrom or otherwise whatsoever; the Fund hereby agrees to indemnify, defend and hold the Custodian harmless of and from any such tax, assessment or charge. . . . The Custodian shall not be liable for any action in good faith and believed to be within the powers conferred upon it by this Agreement. Except for its own gross negligence, bad faith, willful misconduct, or reckless disregard of its obligations and duties under this Agreement, no liability of any kind shall be attached to the Custodian by reason of its holding the Securities and funds on deposit with it from time to time under this Agreement or otherwise by reason of its administration of its Custodianship.

                   ARTICLE V, NUMBERS 1 AND 2 OF THE REGISTRANT'S FOREIGN CUSTODY MANAGER AGREEMENT PROVIDE AS FOLLOWS:

                   1. BNY shall not be liable for any costs, expenses, damages, liabilities or claims, including attorneys' and accountants' fees, sustained or incurred by, or asserted against, the Fund except to the extent the same arises out of the failure of BNY to exercise the care, prudence and diligence required by Section 2 of Article 11 hereof. In no event shall BNY be liable to the Fund, the Board, or any third party for special, indirect or consequential damages, or for lost profits or loss of business, arising in connection with this Agreement.

                   2. The Fund shall indemnify BNY and hold it harmless from and against any and all costs, expenses, damages, liabilities or claims, including attorneys' and accountants' fees, sustained or incurred by, or asserted against, BNY by reason or as a result of any action or inaction, or arising out of BNY's performance hereunder, provided that the Fund shall not indemnify BNY to the extent any such costs, expenses, damages, liabilities or claims arises out of BNY's failure to exercise the reasonable care, prudence and diligence required by Section 2 of Article 11 hereof.

                   NUMBERS 5 AND 6 OF THE REGISTRANT'S TRANSFER AGENT AGREEMENT PROVIDE AS FOLLOWS:

                   5. LIMITATIONS ON LIABILITY. ADM shall not be liable for any losses, claims or damages (collectively, "Damages") arising out of or in connection with ADM's performance or failure to perform its duties under this Agreement except to the extent that such Damages arise out of its negligence, reckless disregard of its duties, bad faith or willful misfeasance.

                   6. INDEMNIFICATION.

                   A) The Fund shall indemnify and hold ADM harmless against any
                 Damages or expenses (including reasonable attorneys fees) incurred in any action, suit or proceeding brought against it by any person other than the Fund, including a Shareholder, based upon ADM's services for the Fund or its Shareholders, if the Damages sought did not result from ADM's negligence, reckless disregard for its duties, bad faith or willful misfeasance.

                   B) The  Transfer  Agent  shall not pay or settle  any  claim, demand, expense or liability to which it may seek indemnity pursuant to paragraph (A) above an ("Indemnifiable Claim") without the express written consent of the Fund. The Transfer Agent shall notify the Fund promptly of receipt of notification of an Indemnifiable Claim. Unless the Fund notifies the Transfer Agent within 30 days of receipt of Written Notice of such Indemnifiable Claim that the Fund does not intend to defend such Indemnifiable Claim, the Fund shall defend the Transfer Agent for such Indemnifiable Claim. The Fund shall have the right to defend any Indemnifiable Claim at its own expense, such defense to be conducted by counsel selected by the Fund. Further, the Transfer Agent may join the Fund in such defense at the Transfer Agent's own expense, but to the extent that it shall so desire the Fund shall direct such defense. If the Fund shall fail or refuse to defend, pay or settle an Indemnifiable Claim, the Transfer Agent, at the Fund's expense, consistent with the limitation concerning attorney's fees expressed in (A) above, may provide its own defense.

                   REFERENCE IS HEREBY MADE TO THE MARYLAND GENERAL CORPORATION LAW CORPORATIONS AND ASSOCIATIONS ARTICLE, SECTION 2-418, INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS.

                   The general effect of this Indemnification will be to indemnify the officers, directors, employees and agents of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a director, officer, employee or agent of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the director's, officer's, employee's or agent's office.

                   Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.           Business and Other Connections of Investment Adviser
                   ----------------------------------------------------

                   First Investors Management Company, Inc. ("FIMCO") is a registered investment adviser and provides investment management services to the Registrant. The description of FIMCO under the caption "Fund Management" in the Prospectus and under the caption "Management" in Part II of the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement are incorporated herein by reference. Information as to any business, profession, vocation or employment of a substantial nature engaged in by the officers, directors and partners of the adviser during the past two years is set forth in Part I of the Statement of Additional Information under the caption "Directors/Trustees and Officers" and in its Form ADV filed with the Securities and Exchange Commission (File No. 801-7885), both of which are incorporated herein by reference.

Item 27.           Principal Underwriters
                   ----------------------

                   Not applicable.


Item 28.           Location of Accounts and Records
                   --------------------------------

                   Physical possession of the books, accounts and records of the Registrant are held by First Investors Management Company, Inc. and its affiliated companies, First Investors Corporation and Administrative Data Management Corp., at their corporate headquarters, 95 Wall Street, New York, NY 10005 and administrative offices, 581 Main Street, Woodbridge, NJ 07095, except for those maintained by the Registrant's Custodian, The Bank of New York, 48 Wall Street, New York, NY 10286.

Item 29.        Management Services
                -------------------

                Not Applicable.

Item 30.        Undertakings
                ------------

                None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended ("1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment 25 to this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of New York, State of New York, on the 18th day of February 2005.

                                      FIRST INVESTORS SPECIAL BOND
                                      FUND, INC.


                                      By:  /s/ Kathryn S. Head
                                          -----------------------------------
                                          Kathryn S. Head*
                                          President and Director

         Pursuant to the requirements of the 1933 Act, this Amendment No. 25 to this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Kathryn S. Head                 President and Director    February 18, 2005
----------------------------
Kathryn S. Head*

/s/ Joseph I. Benedek               Treasurer and Principal   February 18, 2005
-----------------------------       Accounting Officer
Joseph I. Benedek

/s/ Robert M. Grohol                Director                  February 18, 2005
----------------------------
Robert M. Grohol*

/s/ Rex R. Reed                     Director                  February 18, 2005
----------------------------
Rex R. Reed*

/s/ Herbert Rubinstein              Director                  February 18, 2005
----------------------------
Herbert Rubinstein*

/s/ James M. Srygley                Director                  February 18, 2005
----------------------------
James M. Srygley*

/s/ John T. Sullivan                Chairman of the Board     February 18, 2005
----------------------------        and Director
John T. Sullivan*

/s/ Robert F. Wentworth             Director                  February 18, 2005
----------------------------
Robert F. Wentworth*


*  By:  /s/ Larry R. Lavoie
        ----------------------
         Larry R. Lavoie
         (Attorney-in-Fact)

                                 EXHIBIT INDEX


Exhibit          Description
-------          -----------

(j)(iv)          Board resolution authorizing signature by power of attorney